UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ENTERTAINMENT PROPERTIES TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ENTERTAINMENT PROPERTIES TRUST
30 W. Pershing Road, Suite 201
Kansas City, Missouri 64108
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2009
To our shareholders:
The 2009 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre 20 Theatre, 11701 Nall Avenue, Leawood, Kansas 66211, on May 13, 2009 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon:

Proposal 1:	The election of Jack A. Newman, Jr. and James A. Olson as Class III trustees to serve for a three year term,

Proposal 2:	The approval of an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of authorized shares of common shares of beneficial interest, $0.01 par value per share, issuable under the plan, from 950,000 shares to 1,950,000 shares, and

Proposal 3:	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2009;
and transact any other business that may properly come before the meeting.
All holders of record of our common shares at the close of business on February 18, 2009 are entitled to vote at the meeting or any postponement or adjournment of the meeting.
You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend and vote in person or vote by proxy.
Thank you for your support and continued interest in our Company.

BY ORDER OF THE BOARD OF TRUSTEES

Gregory K. Silvers
Vice President, Chief Operating Officer, General Counsel and Secretary

Kansas City, Missouri
April 17, 2009
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on May 13, 2009 – the proxy statement and annual report to shareholders are available at www.edocumentview.com/EPR.

ENTERTAINMENT PROPERTIES TRUST
30 W. Pershing Road, Suite 201
Kansas City, Missouri 64108

PROXY STATEMENT

     This proxy statement provides information about the annual meeting of shareholders of Entertainment Properties Trust (“we,” “us” or the “Company”) to be held at the Leawood Town Centre 20 Theatre, 11701 Nall Avenue, Leawood, Kansas 66211, on May 13, 2009, beginning at 10:00 a.m. (local time), and at any postponement or adjournment of the meeting.
     This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 17, 2009.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on May 13, 2009 – the proxy statement and annual report to shareholders are available at www.edocumentview.com/EPR.

i

OTHER MATTERS	48

MISCELLANEOUS	49

ii

ABOUT THE MEETING
What am I voting on?
     The Board of Trustees (also referred to herein as the “Board”) is soliciting your vote for:
•	The election of Jack A. Newman, Jr. and James A. Olson as Class III trustees to serve for a three year term;

•	The approval of an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of authorized shares of common shares of beneficial interest, $0.01 par value per share, issuable under the plan, from 950,000 shares to 1,950,000 shares; and

•	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2009.
Who is entitled to vote at the meeting?
     Holders of record of our common shares at the close of business on February 18, 2009, are entitled to receive notice of the annual meeting and to vote their common shares held on that date at the meeting or any postponement or adjournment of the meeting.
How many votes do I have?
     Each common share has one vote. The enclosed proxy card shows the number of common shares you are entitled to vote.
What constitutes a quorum?
     The presence at the meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 34,728,718 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in calculating the number of common shares present at the meeting for the purpose of establishing a quorum.
How do I vote?
     If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your common shares will be voted as you direct. If you are a shareholder of record and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. You may request a ballot when you arrive.
     If your shares are held in the name of a bank, broker or other nominee and you wish to vote at the meeting, you must obtain a proxy form from the institution that holds your shares.
     If you are a participant in our dividend reinvestment and direct share purchase plan, your plan shares will be voted as you instruct on your proxy card.

Does EPR have a policy for confidential voting?
     We have a confidential voting policy. Your proxy will be kept confidential and will not be disclosed to third parties, other than our inspector of election and personnel involved in processing the proxy cards and tabulating the vote.
Can I change my vote after I return my proxy card?
     Yes. Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.
What are the Board’s recommendations?
     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your common shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:
•	For the election of Jack A. Newman, Jr. and James A. Olson as Class III trustees to serve for a three year term;

•	For the approval of an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of authorized shares of common shares of beneficial interest, $0.01 par value per share, issuable under the plan, from 950,000 shares to 1,950,000 shares; and

•	For the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2009.
     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.
How many votes are needed to approve each item?
     Election of Trustee. The affirmative vote of a plurality of the common shares voted at the meeting is required for the election of the Class III trustees. This means the nominees in Class III receiving the greatest number of votes will be elected. We will not count abstentions in the election of the trustee. If you check “WITHHOLD” under a nominee’s name on your proxy card, your shares will be voted against the nominee. You may also vote against a nominee by striking through his name on your proxy card.
     Approval of the proposed amendment to the 2007 Equity Incentive Plan. The affirmative vote of a majority of the common shares voted at the meeting is required to approve the proposed amendment to the 2007 Equity Incentive Plan. As prescribed by Maryland law, abstentions will not be counted as votes at the meetings for the purposes of approval of the proposed amendment to the 2007 Equity Incentive Plan.
     Ratification of appointment of independent registered public accounting firm. The affirmative vote of a majority of the common shares voted at the meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2009. We will not count abstentions in the ratification of KPMG LLP as our independent registered public accounting firm for 2009.
How will broker non-votes be counted?
     Broker non-votes (which occur when a broker or other nominee has not received directions from its customers and does not have discretionary authority to vote the customers’ shares) will not have the effect of a vote against any proposal.
What does it mean if I receive more than one proxy card?
     Some of your shares may be held in more than one account. Please date, sign and return all of your proxy cards to ensure that all your common shares are voted.
What if I receive only one set of proxy materials although there are multiple shareholders at my address?
     If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by contacting us at 30 W. Pershing Road, Suite 201, Kansas City, Missouri 64108 or (816) 472-1700, Attention: Secretary. If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number. If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.
Are the proxy statement and annual report to shareholders available on the Internet?
     This proxy statement and the annual report to shareholders are available on the Internet at www.edocumentview.com/EPR.

PROPOSAL 1:
ELECTION OF TRUSTEES
     The Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. Morgan G. Earnest, whose term of office expires on the date of the annual meeting, is not running for re-election at the annual meeting. The nominating/company governance committee of the Board of Trustees has nominated Jack A. Newman, Jr. and James A. Olson to serve as our Class III trustees for a term expiring at the 2012 annual meeting or until their successors are duly elected and qualified. Messrs. Newman and Olson have been nominated upon the recommendation of the independent trustees of the Company. Unless you withhold authority to vote for a nominee or you mark through a nominee’s name on your proxy card, the common shares represented by your properly executed proxy will be voted for the election of the nominee for trustee.
     Here is a brief description of the backgrounds and principal occupations of the two individuals nominated for election as trustees and each trustee whose term of office will continue after the annual meeting.
Class III Trustees (nominated for a term expiring at the 2012 annual meeting)

Jack A. Newman, Jr. Nominee	Jack A. Newman, Jr., 61 currently runs his own company, Jack Newman Advisory Services. From January 1996 through June 2008, Mr. Newman was Executive Vice President for Cerner Corporation, a NASDAQ-listed health care information systems and knowledge services company. In his role as Executive Vice President, among other responsibilities, he served as the primary senior executive charged with establishing and overseeing relationships with Cerner’s largest domestic clients. Prior to joining Cerner, Jack spent 22 years with KPMG, 14 years as a Partner, the last four of which he was National Partner in Charge of KPMG’s Health Care Strategy Practice. In that capacity he oversaw the firm’s services nationwide in delivering financial analysis, strategy development and merger/acquisition services to health care providers. Mr. Newman is a CPA, has a Bachelor of Arts degree and a Masters Degree in Public Administration. He serves as a director of Enterprise Bank and Trust.

James A. Olson Nominee and Trustee since 2003	James A. Olson, 66, is a member of Plaza Belmont Management Group, LLC, manager of the Plaza Belmont private equity funds, which acquire and operate companies in the food manufacturing industry, where he served as chief financial officer from 2004-2007. Prior to joining Plaza Belmont in 1999, Mr. Olson was a partner with Ernst & Young LLP. During his 32 years with Ernst & Young, including six years in Europe, Mr. Olson served as managing director of two of their offices and worked with a number of multinational and domestic clients in a variety of industries. In addition to providing his client companies with the traditional audit services of Ernst & Young, Mr. Olson advised them on their securities offerings, mergers and acquisitions and corporate tax strategies. He is a past president of the Missouri State Board of Accountancy and a member of the American Institute of Certified Public Accountants. Mr. Olson received his BS and MS degrees from St. Louis University. Mr. Olson serves on the Board of Directors and is Chairman of the audit committee of SAIA, Inc., a NASDAQ-listed transportation company, and he serves on the Board of Directors for the American Century Family of Mutual Funds.

Class I Trustee (serving for a term expiring at the 2010 annual meeting)

Barrett Brady Trustee since 2004	Barrett Brady, 62, retired December 31, 2008, from his position as Senior Vice President of Highwoods Properties, Inc., a REIT listed on the NYSE. Mr. Brady served as President and Chief Executive Officer of J.C. Nichols Company, a real estate company headquartered in Kansas City, Missouri, until its acquisition by Highwoods Properties, Inc. in 1998. Before joining J.C. Nichols Company in 1995, Mr. Brady was President and Chief Executive Officer of Dunn Industries, Inc., a major construction contractor. Mr. Brady received a BBA from Southern Methodist University and an MBA from the University of Missouri. Mr. Brady serves on the Boards of Directors of J.E. Dunn Construction Group, Inc. and North American Savings Bank, FSB. Mr. Brady also serves on the audit committee of J.E. Dunn Construction Group, Inc. and the audit and compensation committees of North American Savings Bank, FSB.
Class II Trustees (serving for a term expiring at the 2011 annual meeting)

Robert J. Druten Trustee since 1997	Robert J. Druten, 62, is Chairman of our Board of Trustees. In August 2006, Mr. Druten retired as Executive Vice President and Chief Financial Officer and a Corporate Officer of Hallmark Cards Incorporated. Mr. Druten serves on the Boards of Directors of Alliance GP, LLC, the managing general partner of Alliance Holdings GP, L.P., a NASDAQ-listed company indirectly engaged in the production and marketing of coal to utilities and industrial users, Kansas City Southern, a NYSE-listed transportation company, and American Italian Pasta Company, a publicly traded manufacturing company. Mr. Druten also serves as the Chairman of the audit committee and finance committee of Kansas City Southern and serves on the audit committees of Alliance GP, LLC and American Italian Pasta Company. Mr. Druten received a BS in Accounting from the University of Kansas and an MBA from Rockhurst University.

David M. Brain Trustee since 1999	David M. Brain, 54, has served as our President and Chief Executive Officer since October 1999. He served as our Chief Financial Officer from 1997 to 1999 and as our Chief Operating Officer from 1998 to 1999. Mr. Brain acted as a consultant to AMC Entertainment, Inc. in the formation of the Company in 1997. From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining George K. Baum & Company, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG LLP, a practice unit he organized and managed for over 12 years. He received a BA in Economics and an MBA from Tulane University, where he was awarded an academic fellowship.
Each of Mr. Newman and Mr. Olson have consented to serve on the Board of Trustees for the applicable term. If either Mr. Newman or Mr. Olson should become unavailable to serve as a trustee, the nominating/company governance committee may designate a substitute nominee or may elect to keep the vacancy unfilled. In that case, the persons named as proxies will vote for the substitute nominee designated by the nominating/company governance committee.

How are trustees compensated?
     In 2008, each non-employee trustee was entitled to receive:
•	An annual retainer of $30,000, which may be taken in the form of cash or in common shares valued at 125% of the cash retainer amount

•	On the date of each annual meeting, equity awards consisting of 625 common shares and options to purchase 2,500 common shares

•	$2,000 in cash for each Board meeting he attends

•	$1,500 in cash for each committee meeting he attends

•	Reimbursement for any out-of-town travel expenses incurred in attending Board or committee meetings and other expenses incurred on behalf of the Company
     The Chairman of the Board and the Chairmen of the audit, compensation, finance and nominating/company governance committees each receive additional annual retainers of $10,000, which could be taken in cash or in common shares valued at 125% of the cash retainer amount, provided that the Chairman of the Board does not receive an additional retainer for services as a chairman of a committee. In 2008, each of the non-employee trustees elected to take this additional retainer in the form of common shares. Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.
     The restricted common shares granted to non-employee trustees were fully vested upon grant but may not be sold by the non-employee trustees for a period of one year after the grant. The options were fully vested upon grant but may not be exercised by the non-employee trustees for a period of one year after the grant. Options granted to non-employee trustees expire after ten years unless terminated earlier because of a trustee’s termination from the Board. All of the options were issued under our 1997 Share Incentive Plan (the “Share Incentive Plan”), or our 2007 Equity Incentive Plan, which replaced our Share Incentive Plan in 2007.
     The following table contains information regarding the compensation earned by non-executive members of the Board of Trustees during 2008:

					Change in
					Pension Value
				Non-Equity	and
	Fees			Incentive	Nonqualified
	Earned or	Stock	Option	Plan	Deferred	All Other
	Paid in	Awards	Awards	Compensa-	Compensation	Compensa-
Name	Cash	(1)	(1)	tion	Earnings	tion	Total
Barrett Brady	$28,500	$84,890	$16,172	$—	$—	$—	$129,562
Robert J. Druten	22,500	84,890	16,172	—	—	—	123,562
Morgan G. Earnest II	28,500	84,890	16,172	—	—	—	129,562
James A. Olson	28,500	84,890	16,172	—	13,571	—	143,133

(1)	Represents the amount recognized by the Company for financial statement reporting purposes in accordance with SFAS 123(R) as the result of vesting of nonvested restricted common share grants or common share options during 2008.
  For 2009, the Board of Trustees modified the compensation payable to each non-employee trustee as follows:
•	An annual retainer of $30,000, which may be taken in the form of cash or in restricted share units valued at 150% of the cash retainer amount

•	On the date of each annual meeting, equity awards valued at $50,000, 75% in the form of restricted share units and 25% in the form of common share options

•	$2,000 in cash for each Board meeting he attends

•	$1,500 in cash for each committee meeting he attends

•	Reimbursement for any out-of-town travel expenses incurred in attending Board or committee meetings and other expenses incurred on behalf of the Company.
     Each restricted share unit will initially represent one common share. The restricted share units granted to non-employee trustees vest upon the earlier of the day preceding the next annual meeting of shareholders or a change of control. Vested restricted share units entitle the holders thereof to receive one common share for each unit upon the date such holder is no longer a trustee or such other date or dates as specified by the trustee prior to the grant. All restricted share units are granted under our 2007 Equity Incentive Plan.

COMPANY GOVERNANCE
     Our Board of Trustees is committed to effective company governance. We have adopted Company Governance Guidelines, Independence Standards for Trustees and a Code of Business Conduct and Ethics for all officers, employees and trustees. Those documents and the charters of our audit committee, nominating/company governance committee, finance committee and compensation committee may be found at the Company Governance section of our website at www.eprkc.com and are available in print to any shareholder or interested party who requests them.
Company Governance Guidelines
     Our Company Governance Guidelines address a number of topics, including the role and responsibilities of our Board, the qualifications of independent trustees, the ability of shareholders and interested parties to communicate directly with the independent trustees, Board committees, separation of the offices of Chairman and Chief Executive Officer, trustee compensation, and management succession. Our nominating/company governance committee reviews our Company Governance Guidelines on a periodic basis to ensure their continued effectiveness.
Who are our independent trustees and how was that determined?
     Our Company Governance Guidelines and the NYSE’s governance rules require that a majority of our trustees be independent. To qualify as independent, our Board must affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist our Board in making this determination, the Board has used our Independence Standards for Trustees as categorical standards to evaluate the independence of our independent trustees. Using those standards, the Board reviewed the independence of Messrs. Druten, Earnest, Olson and Brady. Based upon that review, the Board has affirmatively determined that Messrs. Druten, Earnest, Olson and Brady, who constitute a majority of our Board of Trustees and who serve on our audit (except Mr. Druten), nominating/company governance, finance and compensation committees, have no material relationship with the Company and are thus independent in accordance with our Company Governance Guidelines and NYSE rules. The Board has also affirmatively determined that Mr. Newman has no material relationship with the Company and is thus independent in accordance with our Company Governance Guidelines and NYSE rules.
     The following is a summary of our Independence Standards for Trustees. For a complete description of those standards, please review our Independence Standards for Trustees at the Company Governance section of our website at www.eprkc.com.
•	A trustee is not independent if:
•	The trustee is, or has been within the last 3 years, an employee of the Company, or an immediate family member of the trustee is, or has been within the last 3 years, an executive officer of the Company,

•	The trustee has received, or has an immediate family member who has received, during any 12-month period within the last 3 years, more than $100,000 in direct compensation from the Company, other than trustee and committee fees and pensions or other forms of deferred compensation (provided such compensation is not contingent on future service),

•	(A) The trustee or an immediate family member is a current partner of the firm that is our internal or external auditor, (B) the trustee is a current employee of such firm, (C) the trustee has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or (D) the trustee or an immediate family member was within the last 3 years (but is no longer) a partner or employee of such firm and personally worked on the Company’s audit within that time,

•	The trustee or an immediate family member is, or has been within the last 3 years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves on that company’s compensation committee, or

•	The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last 3 years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
•	A person who is an executive officer or affiliate of an entity that provides non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services or custodial and cash management services to the Company or its affiliates may be determined by the Board of Trustees to be independent if the following conditions are satisfied:
•	The entity does not provide financial advisory services to the Company,

•	The annual interest and/or fees payable to the entity by the Company do not exceed the numerical limitation described above,

•	Any loan provided by the entity is made in the ordinary course of business of the Company and the lender and does not represent the Company’s principal source of credit or liquidity,

•	The trustee has no involvement in presenting, negotiating, underwriting, documenting or closing any such non-advisory financial services and is not compensated by the Company, the entity or any of its affiliates in connection with those services,

•	The Board affirmatively determines that the terms of the non-advisory financial services are fair and reasonable and advantageous to the Company and no more favorable to the provider than generally available from other providers,

•	The provider is a recognized financial institution, non-bank commercial lender or securities broker,

•	The trustee abstains from voting as a trustee to approve the transaction, and

•	All material facts related to the transaction and the relationship of the person to the provider are disclosed by the Company in its reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and proxy statement.

•	No person who serves, or whose immediate family member serves, as a partner, member, executive officer or in a comparable position of any firm providing accounting, consulting, legal, investment banking or financial advisory services to the Company, or as a securities analyst covering the Company, shall be considered independent until after the end of that relationship.

•	No person who is, or who has an immediate family member who is, an officer, director, more than 5% shareholder, partner, member, attorney, consultant or affiliate of any tenant of the Company or any affiliate of such tenant shall be considered independent until three years after the end of the tenancy or such relationship.
How often did the Board meet during 2008?
     The Board of Trustees met six times in 2008. No trustee attended less than 100% of the meetings of the Board and committees on which he served. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.
Do the independent trustees hold regular executive sessions?
     The independent trustees meet regularly in separate executive sessions without management. Mr. Druten serves as the presiding trustee at those meetings.
How can shareholders and interested parties communicate directly with the Board?
     Any shareholder or interested party is welcome to send a written communication to the non-management trustees about any matter of interest related to the Company. A shareholder or interested party may communicate with the non-management trustees by either sending a letter to our address listed on the cover page of this proxy statement, or by visiting the Company Governance section of our website at www.eprkc.com, clicking on “Procedures for Confidential Anonymous Submissions,” and following the instructions for making a confidential submission. Such written or electronic communication will be forwarded directly to the non-management trustees and will not be screened by management. Shareholders may also make proposals and nominate candidates for trustee for consideration at any annual meeting in accordance with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions” below.
What committees has the Board established?
     The Board of Trustees has established an audit committee, a nominating/company governance committee, a finance committee and a compensation committee. All of our non-management trustees serve on all four committees, except Mr. Druten who does not serve on the audit committee. The Board believes this promotes access to a variety of views on all four committees and helps ensure that all of the committees have a broad perspective on the Company’s operations as a whole. The Board has affirmatively determined that all of the committee members are independent, as described above in “Who are our independent trustees and how was that determined?” Each committee has adopted a written charter that governs its duties and responsibilities. Copies of the committee charters may be obtained at the Company Governance section of our website at www.eprkc.com.
     Audit Committee. The audit committee oversees the accounting, auditing and financial reporting processes, policies and practices of the Company. The committee is directly responsible for assisting the

Board of Trustees in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of management’s internal audit function and internal control over financial reporting.
     The Board of Trustees has appointed an audit committee consisting of Messrs. Earnest, Olson and Brady. The committee members also meet the additional independence standards of Exchange Act Rule 10A-3. The Board of Trustees has determined that all members of the audit committee are “audit committee financial experts,” as defined by the Securities and Exchange Commission’s (the “SEC”) rules, by virtue of their experience and positions held as described elsewhere in this proxy statement. Mr. Brady serves as the Chairman of the audit committee. The committee met four times in 2008.
     The primary responsibility of the audit committee is to assist the Board’s oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit function and internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the Company’s annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of management’s internal control over financial reporting and expressing an opinion on the effectiveness of its internal control over financial reporting.
     The audit committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the authorization of the payment of fees therefor. The independent registered public accounting firm reports directly to the committee and is accountable to the committee.
     The audit committee has adopted policies and procedures for the pre-approval of the performance of services by the independent registered public accounting firm on behalf of the Company. Those policies generally provide that:
•	the performance by the firm of any audit services, audit-related services, tax services or other permitted non-audit services, and the related fees, must be specifically pre-approved by the committee or, in the absence of one or more of the committee members, a designated member of the committee

•	pre-approvals must take into consideration, and be conducted in a manner that promotes, the effectiveness and independence of the firm

•	each particular service to be approved must be described in detail and be supported by detailed back-up documentation
     The audit committee has engaged KPMG LLP as the Company’s independent registered public accounting firm to audit the 2009 consolidated financial statements and internal control over financial reporting for 2009, subject to shareholder ratification, and has engaged KPMG to perform specific tax return preparation and compliance, tax consulting and tax planning services during 2009. See “Ratification of Appointment of Independent Registered Public Accounting Firm.”

     The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The members of the audit committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of the audit committee members as “audit committee financial experts” pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the audit committee rely without independent verification on the information provided to them and the representations made to them by management, and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, appropriate disclosure controls and procedures, appropriate internal control over financial reporting, or an appropriate internal audit function, or that the Company’s reports and information provided under the Exchange Act are accurate and complete. Furthermore, the audit committee’s considerations and discussions referred to above and in its charter do not assure that the audit of the Company’s financial statements has been carried out in accordance with Public Company Accounting Oversight Board rules, that the financial statements are free of material misstatement or presented in accordance with generally accepted accounting principles, that there were no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting, that the Company’s independent registered public accounting firm is in fact “independent,” or that the matters required to be certified by the Company’s Chief Executive Officer and Chief Financial Officer in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.
     Nominating/Company Governance Committee. The Board of Trustees has appointed a nominating/company governance committee consisting of all of the independent trustees. The nominating/company governance committee evaluates and nominates candidates for election to the Board of Trustees and assists the Board in ensuring the effectiveness of our governance policies and practices. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their integrity, experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The committee will consider nominations made by shareholders in compliance with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions” below. The committee will use the same criteria to evaluate nominees recommended in good faith by shareholders as it uses to evaluate its own nominees, but may give greater weight to nominees recommended by holders of more than 5% of our outstanding common shares. Mr. Druten serves as Chairman of the nominating/company governance committee. The committee met two times in 2008.
     Finance Committee. The Board of Trustees has appointed a finance committee consisting of all of the independent trustees. The primary purpose of the finance committee is to review the Company’s financial policies, strategies and capital structure and take such action and make such reports and recommendations to the Board of Trustees as it deems advisable. Mr. Earnest serves as Chairman of the finance committee. The committee met one time in 2008.
     Compensation Committee. The Board of Trustees has appointed a compensation committee consisting of all of the independent trustees. The primary responsibilities of the compensation committee are to (1) review and approve Company goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s compensation level based on that evaluation, and (2) make recommendations to the Board regarding the compensation of the Company’s other executive officers and the independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval. Mr. Olson serves as Chairman of the compensation committee. The committee met four times in 2008.
What is our policy regarding trustee attendance at annual meetings?
     Our trustees are expected to attend each annual meeting of shareholders, although conflict situations can arise from time to time. All of our trustees attended the 2008 annual meeting.
Family relationships.
     No family relationships exist between any of our trustees, nominees or executive officers.
EXECUTIVE OFFICERS
     Here are our executive officers and some brief information about their backgrounds.
     David M. Brain, 53, is our President and Chief Executive Officer and a member of our Board. His background is described in “Election of Trustees.”
     Gregory K. Silvers, 45, was appointed our Chief Operating Officer in 2006 and has served as our Vice President, Secretary and General Counsel since 1998 and as Chief Development Officer since 2001. From 1994 to 1998, he practiced with the law firm of Stinson Morrison Hecker LLP specializing in real estate law. Mr. Silvers received his JD in 1994 from the University of Kansas.
     Mark A. Peterson, 45, was appointed our Chief Financial Officer and Treasurer in 2006 and has been a Vice President since 2004. From 1998 to 2004, Mr. Peterson was with American Italian Pasta Company (“AIPC”), a publicly traded manufacturing company, most recently serving as Vice President-Accounting and Finance. Mr. Peterson was Chief Financial Officer of JC Nichols Company, a real estate company headquartered in Kansas City, Missouri, from 1995 until its acquisition by Highwoods Properties, Inc. in 1998. Mr. Peterson is a CPA and received a BS in Accounting, with highest honors, from the University of Illinois in 1986.
     AIPC was the subject of an investigation by the SEC. Based on discussions with the staff of the SEC, Mr. Peterson submitted an Offer of Settlement (the “Offer”) to the SEC with respect to his prior employment at AIPC. The subject matter of the SEC’s investigation and the Offer do not relate to Mr. Peterson’s service as Chief Financial Officer of the Company. Without admitting or denying any charges that may have been brought against him, Mr. Peterson offered to consent to a cease and desist order. Based upon the Offer, on September 15, 2008, the SEC issued an order (the “Order”) that Mr. Peterson cease and desist from causing any violations of certain of the SEC’s reporting requirements, and books and records and internal accounting controls provisions. The Order does not include any finding that Mr. Peterson was complicit in any fraudulent scheme that may have been committed by others at AIPC and no fine or penalty was assessed against Mr. Peterson.
     Michael L. Hirons¸ 38, was appointed our Vice President-Finance in 2006. From 2004 to 2006 Mr. Hirons was a co-founder and principal with Preferred Finance Partners, Inc., a firm that provides corporate financial consulting services. From 2000 to 2004, Mr. Hirons was with American Italian Pasta Company, a publicly traded manufacturing company, most recently serving as Director of Strategic Business Unit Finance. Mr. Hirons is a CPA and received two bachelor’s degrees, with highest distinction, from the University of Kansas in 1993.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
     Our compensation program for our principal executive officer, principal financial officer and two other executive officers (which we refer to collectively as our “Named Executive Officers”) is designed to attract and retain quality executives, motivating them to achieve and rewarding them for superior performance. Our executive compensation program emphasizes performance-based incentive compensation payable under our Annual Incentive Program and Long-Term Incentive Plan which are administered by the compensation committee of our Board of Trustees. The committee is responsible for establishing the underlying policies and principles for our compensation program, selecting from among our eligible executives the individuals to whom particular compensation awards will be granted and establishing the terms, conditions and amounts of those awards. No member of our compensation committee is eligible to participate in our executive compensation program, but each such member is compensated as a non-employee trustee of our Company as described under the caption “Election of Trustees – How are trustees compensated?”.
     Despite the challenging real estate and capital markets, as well as the broader economic downturn, the Company realized strong performance during 2008 in many areas including revenue growth, profit growth as measured by both net income and funds from operations (“FFO”), return on capital employed and return on average common equity. In addition, the Company maintained a strong liquidity position, and deleveraged its balance sheet by raising approximately $308 million in equity versus approximately $167 million in debt. Based on the Company’s strong overall financial and operational performance, as well as the individual performance of each of the executives, annual bonus awards at or near the maximum level for each named executive officer were approved by the committee in early 2009.
     During the first quarter of 2008, equity awards in the form of stock options and restricted stock were granted to the named executive officers taking into consideration the Company’s and each executive’s performance during 2007. Although the Company’s 2007 performance as measured by FFO per share growth, return on invested capital and return on average common equity each exceeded expectations, as did each executive’s individual performance, the Company’s 2007 total shareholder return was negative. As a result, the 2008 equity awards were below the maximum award opportunities.
     During the first quarter of 2009, equity awards in the form of stock options and restricted stock were granted to the named executive officers taking into account 2008 Company performance on many of the same performance factors considered for 2007, each executive’s performance during 2008, as well as the level of equity grants received for 2007 performance. Based on the committee’s assessment, the award values approved for Messrs. Brain, Silvers and Peterson declined significantly from the awards made in the first quarter of 2008. This reduction was in direct response to the Company’s negative total shareholder return. Mr. Hiron’s award value increased year over year to bring his compensation closer to his peer group.
     The remainder of this Compensation Discussion and Analysis addresses the following topics in greater detail:
•	the philosophy and principles of our executive compensation program

•	our compensation setting process

•	the design and implementation of our compensation program, including:
o	the determination of base salary for our Named Executive Officers

o	the determination of annual bonuses under our Annual Incentive Program and the role of equity grants in that program

o	the determination of equity grants under our Long-Term Incentive Plan
•	the compensation of our President and Chief Executive Officer

•	the manner in which our Company addresses Internal Revenue Code limits on deductibility of compensation
Compensation philosophy and principles
     Our compensation committee works with management and our Board of Trustees to ensure that our executive compensation program facilitates the attraction, retention and motivation of our executives to promote our Company’s business objectives. Underlying our compensation program is a compensation philosophy that seeks to:
•	create a balanced and competitive compensation program utilizing base salary, annual incentives, long-term equity-based incentive compensation and other benefits

•	emphasize variable performance-based compensation

•	reward executives for performance on measures designed to increase shareholder value

•	use equity-based incentives, including nonvested restricted share awards, and to a lesser extent, share options, to ensure that executives are focused on providing appropriate dividend levels and building shareholder value by aligning the executive’s interests with those of our shareholders
     Elements of compensation provided to our Named Executive Officers include:
•	base salary

•	annual incentive awards

•	long-term equity incentive awards

•	perquisites and other personal benefits

•	severance benefits
     We have adopted these various elements of compensation to attract and retain quality executives, to provide incentives to maximize certain quantitative performance measures and to align the interests of our executives with those of our shareholders, with the goal of maximizing shareholder value creation. Base salary, perquisites and other benefits are provided to compensate executives competitively relative to the market. Annual incentive awards are designed to primarily reward short-term operational and financial performance, while our equity incentive awards are designed to encourage the creation of long-term shareholder value and reward long-term performance. Severance benefits are designed to provide stability during a potential change in control of our Company by encouraging executives to cooperate with a future process that may be supported by our Board, without being distracted by the possibility of termination or demotion after the change in control.
     Our compensation committee generally has attempted to set base salaries at or slightly below the median of base salaries provided by a peer group of companies for similarly situated positions, and to place a relatively higher emphasis on performance-based incentive compensation payable under our Annual Incentive Program and Long-Term Incentive Plan (discussed below under the caption “Compensation program design and implementation”).
Compensation setting process
     Historically, our compensation committee meets at the beginning of each year to make decisions regarding our Named Executive Officers’ compensation. When making these decisions, our compensation committee considers the performance of our Company and of each Named Executive Officer, available industry-based compensation information and the actual compensation provided to each Named Executive Officer for each of the last three fiscal years. Based upon the review of this information, together with recommendations provided by our Chief Executive Officer, Mr. Brain, our compensation committee sets, for each of the Named Executive Officers, the base salary for the new fiscal year, determines the annual incentive awards for the most recently completed year and the level of long-term incentive awards under our 2007 Equity Incentive Plan. In addition to the input of the Chief Executive Officer, other Named Executive Officers attend meetings of our compensation committee from time to time and provide historical and prospective breakdowns of primary compensation components for each executive officer and additional context with respect to Company performance. Our compensation committee makes the final determinations on all elements of each Named Executive Officer’s compensation.
     Our compensation committee attempts to provide base salary at competitive levels, based on its assessment of salary levels that are intended to appeal to talented executives who may be either prospective new hires or members of our existing executive team. Similarly, perquisites and other benefits are provided on such terms as are considered by our compensation committee to be reasonable and appropriate relative to those provided for similarly situated executive talent.
     Our compensation committee does not establish fixed or formulaic performance targets with respect to incentive compensation under either our Annual Incentive Program or our Long-Term Incentive Plan. Our compensation committee believes that a subjective approach provides it with the flexibility to address changing market conditions, while still permitting the committee to consider our Company’s performance by annually reviewing the performance factors identified by the committee early in each year. Our compensation committee determines incentive amounts based upon an assessment of a combination of the individual performance of the executive and the Company’s overall performance as evaluated in terms of a variety of goals and metrics, such as FFO growth per share, return on equity, return on invested capital, cash available for distribution, total shareholder return, dividend growth and share performance as compared to our business plan, and other real estate investment trust or “REIT” indices.
     In determining and analyzing performance factors, our compensation committee utilizes benchmarks provided by management and the committee’s compensation consultant, which benchmarks include the following:
•	Company operations, including revenue, expense control, FFO per share performance, access to capital, debt levels, vacancy levels and resolution, credit quality, acquisition levels, yields and internal rates of return, asset diversification, trading multiples, dividend yields and increases, executive peer evaluations and new initiatives suggested and implemented

•	Shareholder returns, including absolute returns and comparative returns, as compared with those of other REITs and other stock indices, and a subjective analysis of the relative risk taken by peer companies

•	REIT compensation levels, including what peer companies are paying for comparable positions, the availability of employment alternatives for the executive officer, the executive officer’s value to our Company, the future prospects for the executive officer, the anticipated difficulty of replacing the executive officer and the executive officer’s performance relative to that in prior years
     Our compensation committee determines performance bonuses awarded under our Annual Incentive Program as a percentage of annual base salary. Relevant performance factors are identified at the beginning of each year and are then reviewed at the beginning of the following year, at which time the actual bonus amount is determined. Similarly, awards under our Long-Term Incentive Plan are calculated as a multiple of annual base salary, with relevant performance factors being identified at the beginning of each year and then reviewed at the beginning of the following year, at which time the actual award under our Long-Term Incentive Plan is determined.
     Our compensation committee retained as its compensation consultant, Watson Wyatt Worldwide (“Watson Wyatt”), to advise the committee with respect to its review of compensation levels and programs for our Named Executive Officers. Watson Wyatt prepared a benchmarking analysis comparing our executive compensation practices to the compensation practices of other comparable publicly traded REITs. During 2007, the compensation committee reviewed, with the input of Watson Wyatt and management, the members of the peer group and adjusted it from the prior year to reflect changes in the marketplace and the growth of the Company. The compensation committee believes that the peer group used for 2008 is comparable to the Company based on size as measured by total capitalization and the general concentration by these REITs on retail and consumer-focused assets. The peer group used for benchmarking purposes included:

• Acadia Realty Trust • Caplease Inc. • Cousins Properties Inc. • Equity One Inc. • Glimcher Realty Trust • Inland Real Estate Corporation	• Lexington Realty Trust • National Retail Properties, Inc. • Realty Income Corporation • Tanger Factory Outlet Centers, Inc. • Washington Real Estate Investment Trust
     The benchmarking analysis prepared by Watson Wyatt included an assessment of base salaries, annual incentives, total annual cash compensation, long-term incentives and total direct compensation. This analysis generally indicated that, consistent with our compensation philosophy, the base salaries of our Named Executive Officers were at or slightly below the median base salaries for comparable positions within the peer group organizations.
Compensation program design and implementation
     Our compensation committee uses the elements of executive compensation described below to meet its compensation objectives for executive officers. The percentage of a Named Executive Officer’s total compensation that is comprised of each of the compensation elements is not specifically determined, but instead is a result of the targeted competitive positioning for each element (i.e. at or slightly below market medians for base salaries, and performance based Annual Incentive Program awards and Long-Term Incentive Plan awards that are competitive with those of our peer group). Typically, Long-Term Incentive Plan awards comprise a significant portion of a Named Executive Officer’s total compensation. This is consistent with our compensation committee’s desire to reward long-term performance in a way that is aligned with shareholders’ interests. The following table sets forth the amounts of, and the percentages of total compensation represented by, the three principal elements of compensation for each of the Named Executive Officers for 2008 (but does not include severance benefits, perquisites and other personal benefits):

	Base Salary		Annual Incentive Program		Long-Term Incentive Plan
	Amount	%	Amount	%	Amount	%
David M. Brain	$530,250	19.0	$1,060,500	38.0	$1,200,000	43.0
Gregory K. Silvers	383,250	21.3	613,250	34.1	800,125	44.6
Mark A. Peterson	288,750	22.2	433,250	33.3	578,000	44.5
Michael L. Hirons	183,750	29.9	200,000	32.6	230,000	37.5
     Base Salary. Base salary is established at a level that is intended to be at or slightly below the median of base salaries provided by a peer group of companies for similarly situated positions. Setting base salaries at this level is intended to allow us to emphasize performance-based incentive compensation payable under our Annual Incentive Program and Long-Term Incentive Plan. Annual base salaries for the executive officers for 2008 were set by our compensation committee at $530,250 for Mr. Brain, $383,250 for Mr. Silvers, $288,750 for Mr. Peterson and $183,750 for Mr. Hirons. For 2009, the compensation committee was advised that expectations for salary increases by comparable REITs were expected to be flat or fairly modest due primarily to general market and economic conditions. As such, our compensation committee made no adjustments to 2009 base salaries for Messrs. Brain and Silvers. However, based on the findings that the salaries for Messrs. Peterson and Hirons were significantly below the market median, their respective salaries were increased by 3.9% and 8.8%, in order to position the salary levels more closely to the market median.
     Annual Incentive Program. Our compensation committee determines annual incentive amounts based upon an assessment of a combination of the individual performance of the executive and the Company’s overall performance as evaluated in terms of a variety of goals and metrics. Our compensation committee has identified several performance factors that it considers in its determination of performance bonuses under our Annual Incentive Program, but does not set specific performance goals for these metrics. In establishing performance factors, our compensation committee strives to ensure that: (i) incentives are aligned with the strategic goals set by our Board; (ii) targets are sufficiently ambitious so as to provide a meaningful incentive; and (iii) and bonus payments will be consistent with the overall compensation program established by our compensation committee.
     At the beginning of 2008, our compensation committee identified three primary quantitative performance factors it would consider when making incentive payout decisions:
•	FFO per share growth

•	Return on invested capital or “ROIC”

•	Return on average common equity or “ROACE”
     Our Board of Trustees tracks FFO per share growth on a regular basis and, like many other REITs, considers FFO per share growth to be the most important measure of Company performance. The National Association of Real Estate Investment Trusts developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is a widely used measure of the operating performance of real estate companies.
     ROIC and ROACE also are considered by our compensation committee as important factors for Company performance that, together with FFO per share growth, provide a balanced quantitative approach to the analysis. ROIC and ROACE are measures that gauge our effective use of capital and deployment of assets.
     Our compensation committee intends to consider each year a variety of other factors, some of which are more qualitative in nature, to determine the performance bonuses that will be awarded pursuant to our Annual Incentive Program. Included in the factors the committee intends to consider when exercising this discretion is their evaluation of the individual performance of each Named Executive Officer and overall Company performance, including the evaluation of performance factors such as capital formation, debt ratios, expense management, total shareholder returns and dividend rates. After the conclusion of each fiscal year, our compensation committee considers the performance of our Company and each Named Executive Officer, the achievement of these performance factors and the recommendations of our Chief Executive Officer and makes a subjective determination as to the amount of any performance bonuses that are awarded.
     In late 2008 and early 2009, our compensation committee reviewed our Company’s performance and the factors that the committee articulated in early 2008, and considered the recommendations the Chief Executive Officer provided to our compensation committee for bonuses under our Annual Incentive Program, based on the Company’s overall performance as measured against our Company’s stated performance factors for 2008 and individual performance for each executive. Our compensation committee’s evaluation of the individual performance of executive officers is a qualitative approach based upon subjective factors. The committee viewed the personal performance of each of the executive officers very favorably, generally supported by our Company’s success with record investment and capital markets activity. Mr. Brain’s favorable performance evaluation reflects his overall management of and critical involvement with this historically active year and challenging economic environment. Mr. Silvers’ favorable performance evaluation reflects, in particular, his critical involvement in our Company’s investment activity, which included a record $493 million of investment spending in 2008. The favorable performance evaluations of Messrs. Peterson and Hirons reflect, in large part, their responsibility for the Company’s efforts in obtaining attractively priced capital and also deleveraging the Company’s balance sheet.
     In December 2008, our compensation committee reviewed estimates of growth in FFO per share, ROIC and ROACE metrics based on actual results for the first three quarters of 2008, plus management’s estimates for the fourth quarter. The committee also reviewed available peer group performance data provided by our compensation consultant. Based upon this information it was determined that our performance was in the upper half or upper quartile of the peer group’s performance, demonstrating our strong relative performance. Our compensation committee noted, however, that total shareholder return for 2008 was negative due to the reduced share price during 2008.
     Our compensation committee established for 2008 a minimum and maximum level of performance bonuses that may be paid to each Named Executive Officer under our Annual Incentive Program. The minimum and the maximum stated opportunities are shown below, subject to the discretion of the committee:

	(as a percentage of base salary)
	Minimum	Target	Maximum
David M. Brain	50%	100%	200%
Gregory K. Silvers	40%	80%	160%
Mark A. Peterson	40%	80%	160%
Michael L. Hirons	30%	60%	120%
     Based upon our compensation committee’s determination that the three primary performance factors it articulated for 2008 (growth in FFO per share, ROIC and ROACE) each exceeded expectations, the committee established bonuses under our Annual Incentive Program at or near the maximum levels established for 2008. As a result, on February 18, 2009, our compensation committee approved the following bonuses under our Annual Incentive Program for our Named Executive Officers for 2008:

	Percent of Base Salary	Amount
David M. Brain	200%	$1,060,500
Gregory K. Silvers	160%	613,250
Mark A. Peterson	150%	433,250
Michael L. Hirons	109%	200,000
     Performance bonuses awarded under our Annual Incentive Program are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of the executive. Our compensation committee believes that allowing executives to receive all or a portion of their annual incentive in the form of nonvested restricted common shares provides an additional opportunity to increase their ownership levels in the Company and align executives’ long-term interests with our shareholders’ interests in value creation. For 2008, executives electing to receive nonvested restricted common shares as payment of their annual incentive received an award having a value equal to 150% of the cash amount they otherwise would have received. For 2008, each of the Named Executive Officers elected to receive 100% of his performance bonus in the form of nonvested restricted common shares. Nonvested restricted common shares issued as payment of annual incentive awards vest at the rate of 33 % per year during a three-year period.
     Long-Term Incentive Plan. Our compensation committee may award incentive compensation to our executive officers pursuant to our Long-Term Incentive Plan. Historically, it has been our compensation committee’s practice to award long-term incentives annually, with 75% of the value granted in the form of nonvested restricted common shares and the remaining 25% granted in the form of either share options or payment of the difference between the annual premium payable by our Company on term life insurance for the benefit of the executive and the annual premium for the same amount of whole life insurance for that executive plus related income tax (the “Life Insurance Benefit”), or a combination of options and the Life Insurance Benefit, at the election of the executive. Our compensation committee believes that providing a portion of the award in the form of share options aligns executive and shareholder interests, as stock options only increase in value when the share price increases. In addition, offering nonvested restricted shares, which retain value during difficult business climates, enhances our ability to retain the Named Executive Officers.
     Awards under our Long-Term Incentive Plan are made in the first quarter of each fiscal year, at the same time as bonuses under our Annual Incentive Program are determined. Our compensation committee made the following awards to the Named Executive Officers in February 2008 based on 2007 performance:

	Percentage of
	Base Salary and
	Bonus under		Restricted		Insurance
	Annual Incentive	Total Value	Shares	Options	Premium and
	Program	of Award	Awarded (1)	Awarded (2)	Tax Benefit
David M. Brain	146%	$1,837,500	29,198	30,706	$216,493
Gregory K. Silvers	143%	1,175,000	18,671	23,092	111,094
Mark A. Peterson	100%	618,750	9,832	9,482	79,688
Michael L. Hirons	50%	167,500	2,662	822	35,370

(1)	For purposes of determining the total number of nonvested restricted shares awarded under our Long-Term Incentive Plan, nonvested restricted shares are valued on February 20, 2008, the date the award was granted.

(2)	For purposes of determining the number of options awarded under our Long-Term Incentive Plan, each option to purchase a common share is given the value determined by our Company in its financial statements prepared for the most recently completed fiscal year ($7.91) and the exercise price of the option is the closing price of our Company’s common shares on the New York Stock Exchange on the date the award was granted ($47.20).
     In 2008, our compensation committee modified this approach to permit executives to elect to receive 60% of such annual award in the form of restricted shares and the remaining 40% in the form of share options, the Life Insurance Benefit or a combination of options and the Life Insurance Benefit. The compensation committee determined that offering Named Executive Officers a choice in the overall mix of their long-term incentive award enhances the value of the program to our executives. The compensation committee also determined to revise its method for calculating awards under the Long-Term Incentive Plan from the prior approach of a percentage of total base salary and Annual Incentive Program awards to a multiple of base salary. The committee did not believe that this would have a material effect on total compensation, but would allow the committee to more easily allocate awards among the three principal elements without the mechanical impediments of the prior program.
     For awards made for 2008, our compensation committee granted long-term incentive awards based on an approach similar to that used with our Annual Incentive Program, considering the same performance factors. The Named Executive Officers had the opportunity to realize awards (stated as a multiple of annual base salary under our Long-Term Incentive Plan), which the committee targeted to be between the minimum and the maximum multiples stated below, subject to the discretion of the committee:

	Minimum	Target	Maximum
David M. Brain	1.25	2.50	5.00
Gregory K. Silvers	1.00	2.00	4.00
Mark A. Peterson	1.00	2.00	4.00
Michael L. Hirons	.625	1.25	2.50
     For 2008 awards, our compensation committee generally utilized the same performance factors to determine awards under our Long-Term Incentive Plan as it used with our Annual Incentive Program. As a result, the committee noted that strong results in 2008 with respect to FFO per share growth, ROIC and ROACE, together with strong individual performance by each of the Named Executive Officers as discussed above, indicated awards at the high end of the range or even at the maximum level. However, the committee determined that because a fundamental goal of our Long-Term Incentive Plan is to align the interests of the Named Executive Officers with those of the shareholders, total shareholder return should be a more prominent factor when determining Long-Term Incentive Plan awards. Due to the negative total shareholder return in 2008, the committee determined to provide awards generally at or near the target levels. Our compensation committee made the following awards under our Long-Term Incentive Plan to the executive officers of our Company in February 2009 based on 2008 performance:

			Restricted		Insurance
	Multiple of Base	Total Value	Shares	Options	Premium and
	Salary	of Award	Awarded (1)	Awarded (2)	Tax Benefit
David M. Brain	2.3	1,200,000	30,303	140,762	—
Gregory K. Silvers	2.1	800,125	20,205	61,640	109,857
Mark A. Peterson	2.0	578,000	14,596	67,801	—
Michael L. Hirons	1.3	230,000	5,808	26,799	—

(1)	For purposes of determining the total number of nonvested restricted shares awarded under our Long-Term Incentive Plan, nonvested restricted shares were valued on February 18, 2009, the date the award was granted, using the volume weighted average price based on the last 30 trading days prior to February 18, 2009 ($23.76).

(2)	For purposes of determining the number of options awarded under our Long-Term Incentive Plan, each option to purchase a common share was given the value determined based upon a Black-Scholes value determined (in a manner consistent with the methodology used with respect to its financial statements prepared for the most recently completed fiscal year) on February 18, 2009, the date the award was granted, using the volume weighted average price based on the last 30 trading days prior to February 18, 2009 ($23.76) and the exercise price of the option is the closing price of our Company’s common shares on the New York Stock Exchange on February 18, 2009 ($18.18).
     Perquisites and Other Personal Benefits. Our Company offers the following personal benefits and perquisites to the Named Executive Officers:
•	Vehicles. We have acquired vehicles that the Named Executive Officers are entitled to use. Each of those Named Executive Officers is taxed for his personal use of the vehicles.

•	Life Insurance. Under our Company’s Section 79 insurance plan, our Company pays the premium for term life insurance for the benefit of each Named Executive Officer. At the election of each Named Executive Officer, a portion of each award under our Long-Term Incentive Plan may be used for the payment of the difference between the annual premium payable by our Company on such term life insurance and the annual premium for the same amount of whole life insurance for that executive plus related income tax.
     Employment Agreements and Severance Benefits. In February 2007, each of our Named Executive Officers entered into employment agreements. The employment agreements include severance benefits for the Named Executive Officers. These agreements were designed to:
•	preserve our ability to compete for executive talent; and

•	provide stability during a potential change in control by encouraging executives to cooperate with a future process that may be supported by the Board, without being distracted by the possibility of termination or demotion after the change in control.
     Under the employment agreements, severance benefits are triggered in the event of death, termination due to disability, termination by our Company without cause, or termination by the executive for good reason. The definitions of “cause” and “good reason” are provided in the description of the employment agreements under “Potential Payments Upon Change in Control.” The severance benefits consist of:
•	the sum of the executive’s base salary in effect on the date of termination, the value of the annual incentive bonus under our Annual Incentive Program for the most recently completed year, and the value of the most recent long-term incentive award made under our Long-Term Incentive Plan, multiplied by a severance multiple (which is three for Messrs. Brain, Silvers and Peterson, and two for Mr. Hirons),

•	continuation of certain health plan benefits for a period of years equal to the severance multiple, and

•	vesting of all unvested equity awards.
How was the Company’s President and Chief Executive Officer compensated?
     Our Company’s President and Chief Executive Officer, David M. Brain, was compensated in 2008 pursuant to an employment agreement entered into in 2007. In December 2008, our compensation committee conducted a formal evaluation of Mr. Brain and interviewed him regarding his performance and the performance of our Company generally. In establishing Mr. Brain’s compensation, our compensation committee took the following into account: (i) the compensation of similar officers of REITs with comparable market capitalizations; (ii) Mr. Brain’s contributions to our Company’s financial performance; and (iii) our Company’s increase in FFO per share and in dividends per common share during 2008 and the successful execution of our Company’s acquisition and financing strategies during 2008.
     Mr. Brain received a base salary of $530,250 in 2008 and a bonus under our Annual Incentive Program of $1,060,500 for 2008. The incentive award paid to Mr. Brain was based on our Company’s achievement of certain financial results and shareholder returns, including FFO per share growth and dividends per common share, as well as an evaluation of Mr. Brain’s personal performance during 2008. Mr. Brain elected to take payment of the bonus in the form of nonvested restricted common shares valued at 150% of the bonus. An award of $1,200,000 was made under 2009, under our Long-Term Incentive Plan, payable as described above. Based upon its review of the various factors described above, the committee believes Mr. Brain’s compensation is reasonable and not excessive.
Share ownership guidelines
     In 2008, the compensation committee adopted share ownership guidelines applicable to the named executive officers and trustees of the Company. Prior to September 10, 2012, each of the named executive officers and trustees are required to have acquired common shares having a market value in excess of the following:
•	Trustees, four times the then-current basic retainer,

•	CEO, five times his then-current base salary,

•	Chief Operating Officer and Chief Financial Officer, three times the respective officer’s then-current base salary, and

•	Each other named executive officer, the then-current base salary of such officer.
How is the Company addressing Internal Revenue Code limits on deductibility of compensation?
     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to a company’s chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Our compensation committee and our Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

Summary Compensation Table
     The following table contains information on the compensation earned by our Chief Executive Officer and Chief Financial Officer and each of our other most highly compensated executive officers whose compensation exceeded $100,000 in 2008.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
Name and				Share	Option	Plan	Compensa-	Other
Principal				Awards	Awards	Compen-	tion	Compen-
Position	Year	Salary	Bonus (1)	(2)(3)	(3)	sation	Earnings	sation (4)	Total
David M. Brain,	2008	$530,250	$1,060,500	$1,411,460	$193,355	$—	$—	$231,993	$3,427,558
President and Chief	2007	505,000	757,500	1,186,810	181,290	—	—	166,630	2,797,230
Executive Officer	2006	481,000	577,200	708,909	116,439	—	—	167,236	2,050,784

Gregory K. Silvers,	2008	383,250	613,250	991,807	82,692	—	—	126,594	2,197,593
Vice President,	2007	365,000	456,250	824,821	68,113	—	—	127,404	1,841,588
Chief Operating	2006	316,000	316,000	294,957	36,724	—	—	126,994	1,090,675
Officer, Secretary and General Counsel

Mark A. Peterson,	2008	288,750	433,250	407,839	30,024	—	—	95,188	1,255,051
Vice President,	2007	275,000	343,750	298,835	22,002	—	—	95,873	1,035,460
Chief Financial	2006	227,000	204,300	66,131	6,337	—	—	71,466	575,234
Officer and Treasurer

Michael L. Hirons,	2008	183,750	200,000	81,778	11,684	—	—	50,870	528,082
Vice President —	2007	175,000	157,500	33,093	11,220	—	—	51,486	428,299
Finance (5)	2006	100,969	72,500	—	11,220	—	—	14,639	199,328

(1)	Performance bonuses are payable in cash, nonvested restricted common shares (valued at 125% of the cash bonus amount, except for Mr. Hirons, in which case it is valued at 150% of the cash bonus amount and except for 2008, in which case it is valued at 150% of the cash bonus amount for all officers) or a combination of cash and nonvested restricted common shares, at the election of the executive. Nonvested restricted common shares issued as payment of annual incentive awards under the Annual Incentive Program vest at the rate of 33 1/3% per year during a three-year period. Each of the executive officers elected to receive their performance bonuses in the form of nonvested restricted common shares.

(2)	The executive officers receive dividends on nonvested restricted common shares from the date of issuance at the same rate paid to other common shareholders.

(3)	Represents the amount recognized by the Company for financial statement reporting purposes in accordance with SFAS 123(R) as the result of vesting of nonvested restricted common share grants or common share options during 2006, 2007 and 2008, respectively.

(4)	Consists of the Company’s matching contributions under the Company’s 401(k) plan and amounts payable by the Company pursuant to the Company’s Section 79 life insurance plan. See “Long-Term Incentive Plan.”

(5)	Mr. Hirons was hired as our Vice President — Finance on May 1, 2006, and his annual salary for 2006 was $145,000.

Grants of Plan-Based Awards
     The following table provides information about grants of plan-based awards under equity incentive plans to the Named Executive Officers in 2008. These grants were made under the 2007 Equity Incentive Plan pursuant to the Annual Incentive Program and the Long-Term Incentive Plan. Grants were in the form of nonvested restricted common share awards and common share options.

									All Other
		Estimated Future Payouts						All Other	Option	Exercise	Grant
		Under						Shares	Awards:	or Base	date Fair
		Non-Equity Incentive Plan			Estimated Future Payouts Under			Awards:	Number of	Price of	Value of
		Awards			Equity Incentive Plan Awards			Number of	Securities	Option	Stock and
	Grant	Thres-		Maxi-	Thres-		Maxi-	Shares or	Underlying	Awards	Option
Name	Date	hold	Target	mum	hold	Target	mum	Units (1)	Options	(2)	Awards
David M. Brain	02/20/08	—	—	—	—	—	—	—	30,706	$47.20	$4.23
	02/20/08	—	—	—	—	—	—	48,561	—	—	47.20

Mark A. Peterson	02/20/08	—	—	—	—	—	—	—	9,482	47.20	4.23
	02/20/08	—	—	—	—	—	—	18,619	—	—	47.20

Gregory K. Silvers	02/20/08	—	—	—	—	—	—	—	23,092	47.20	4.23
	02/20/08	—	—	—	—	—	—	30,334	—	—	47.20

Michael L. Hirons	02/20/08	—	—	—	—	—	—	—	822	47.20	4.23
	02/20/08	—	—	—	—	—	—	7,493	—	—	47.20

(1)	The nonvested restricted common shares issued pursuant to the Annual Incentive Program vest at the rate of 33 1/3% per year for three years, and the nonvested restricted common shares issued pursuant to the Long-Term Incentive Plan vest at the rate of 20% per year for five years.

(2)	The options vest at the rate of 20% per year for five years and are exercisable during a 10-year period.

Outstanding Equity Awards at Fiscal Year-End
     The following table provides information regarding outstanding awards to the Named Executive Officers that have been granted but not vested or exercised as of December 31, 2008.

	Option Awards					Stock Awards
								Equity	Equity
			Equity					Incentive	Incentive Plan
			Incentive					Plan	Awards:
			Plan					Awards:	Market or
			Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock that	Stock that	Rights that	Rights that
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested	Vested	Vested
David M. Brain	100,928	—		$14.13	1/13/2010	—	$—	—	$—
	81,547	—	—	16.05	5/9/2011	—	—	—	—
	63,967	—	—	22.90	4/9/2012	—	—	—	—
	169,661	—	—	24.86	3/11/2013	—	—	—	—
	34,331	8,582	—	39.80	3/30/2014	—	—	—	—
	30,558	20,373	—	42.01	11/16/2015	—	—	—	—
	19,658	29,486	—	42.46	1/1/2016	—	—	—	—
	9,109	36,434	—	65.50	1/1/2017	—	—	—	—
	—	30,706	—	47.20	1/1/2018	—	—	—	—
	—	—	—	—	—	3,091	92,112	—	—
	—	—	—	—	—	7,334	218,553	—	—
	—	—	—	—	—	14,709	438,328	—	—
	—	—	—	—		14,199	423,130	—	—
	—	—	—	—	—	29,198	870,100	—	—
	—	—	—	—	—	16,000	476,800	—	—
	—	—	—	—	—	3,668	109,307	—	—
	—	—	—	—	—	8,293	247,132	—	—
TOTAL	—	—	—	—	—	19,363	577,017	—	—

	509,759	125,581	—			115,855	3,452,479	—	—

Mark A. Peterson	—	4,000	—	33.58	6/14/2014	—		—	—
	722	1,445	—	42.01	11/16/2015	—	—	—	—
	—	219	—	42.46	1/1/2016	—	—	—	—
	1,961	7,842	—	65.50	1/1/2017	—	—	—	—
	—	9,482	—	47.20	1/1/2018	—	—	—	—
	—	—	—	—	—	520	15,496	—	—
	—	—	—	—	—	2,517	75,006	—	—
	—	—	—	—	—	4,809	143,308	—	—
	—	—	—	—	—	9,832	292,994	—	—
	—	—	—	—	—	8,000	238,400	—	—
	—	—	—	—	—	922	27,475	—	—
TOTAL	—	—	—	—	—	2,936	87,493	—	—
	—	—	—	—	—	8,787	261,853	—	—

	2,683	22,988	—			38,323	1,142,025	—	—

Gregory K. Silvers	—	3,166	—	39.80	3/30/2014	—	—	—	—
	3,918	7,835	—	42.01	11/16/2015	—	—	—	—
	—	6,548	—	42.46	1/1/2016	—	—	—	—
	4,364	17,456	—	65.50	1/1/2017	—	—	—	—
	—	23,092	—	47.20	1/1/2018	—	—	—	—
	—	—	—	—	—	1,141	34,002	—	—
	—	—	—	—	—	2,820	84,036	—	—
	—	—	—	—	—	6,669	198,736	—	—
	—	—	—	—	—	8,250	245,850	—	—
	—	—	—	—	—	18,671	556,396	—	—
	—	—	—	—	—	24,000	715,200	—	—
	—	—	—	—	—	1,931	57,544	—	—
	—	—	—	—	—	4,540	135,292	—	—
	—	—	—	—	—	11,663	347,557	—	—

TOTAL	8,282	58,097	—			79,685	2,374,613	—	—

Michael L. Hirons	1,068	9,000	—	40.55	5/1/2016	—	—	—	—
	—	822	—	47.20	1/1/2018	—	—	—	—
	—	—	—	—	—	996	29,681	—	—
	—	—	—	—	—	2,662	79,327	—	—
	—	—	—	—	—	1,250	37,250	—	—
	—	—	—	—	—	4,831	143,964	—	—

TOTAL	1,068	9,822		—		9,739	290,222

Option Exercises and Stock Vested
     The following table provides information regarding option exercises by our Named Executive Officers and restricted shares held by our Named Executive Officers which vested during 2008.

	Option Awards		Stock Awards
	Number of Shares Acquired		Number of Shares Acquired
Name	on Exercise	Value Realized on Exercise	on Vesting	Value Realized on Vesting
David M. Brain	—	$—	34,312	$1,589,675
Mark A. Peterson	4,796	98,930	7,259	336,309
Gregory K. Silvers	24,522	542,066	20,151	933,596
Michael L. Hirons	4,932	63,560	875	40,539

Potential Payments Upon Termination or Change of Control
     The following table provides information regarding potential payments upon termination of our Named Executive Officers or a change of control. These payments are provided for in the employment agreements the Company has entered into with each Named Executive Officer, which have been previously filed with the SEC and which are described below.

					Before Change
					in Control	After Change in Control
					Termination		Termination
					w/o Cause or		w/o Cause
		Voluntary			for Good	No	or for Good
Name	Benefit	Termination	Death	Disability	Reason	Termination	Reason
David M. Brain	Cash Severance	$—	$11,875,500	$11,875,500	$11,875,500	$—	$11,875,500
	Health Benefits
	Continuation (1)	—	37,454	37,454	37,454	—	37,454
	Accelerated Vesting of
	Options(2)	—	—	—	—	—	—
	Accelerated Vesting of
	Restricted Stock (2)	—	3,452,479	3,452,479	3,452,479	3,452,479	3,452,479
	Excise Tax Gross-up	—	—	—	—	—	5,397,880

Mark A. Peterson	Cash Severance	—	4,672,125	4,672,125	4,672,125	—	4,672,125
	Health Benefits
	Continuation (1)	—	36,927	36,927	36,927	—	36,927
	Accelerated Vesting of
	Options(2)	—	—	—	—	—	—
	Accelerated Vesting of
	Restricted Stock (2)	—	1,142,025	1,142,025	1,142,025	1,142,025	1,142,025
	Excise Tax Gross-up	—	—	—	—	—	2,339,073

Gregory K. Silvers	Cash Severance	—	7,434,375	7,434,375	7,434,375	—	7,434,375
	Health Benefits
	Continuation (1)	—	36,885	36,885	36,885	—	36,885
	Accelerated Vesting of
	Options(2)	—	—	—	—	—	—
	Accelerated Vesting of
	Restricted Stock (2)	—	2,374,613	2,374,613	2,374,613	2,374,613	2,374,613
	Excise Tax Gross-up	—	—	—	—	—	3,208,298

Michael L. Hirons	Cash Severance	—	1,302,500	1,302,500	1,302,500	—	1,302,500
	Health Benefits
	Continuation (1)	—	24,555	24,555	24,555	—	24,555
	Accelerated Vesting of
	Options(2)	—	—	—	—	—	—
	Accelerated Vesting of
	Restricted Stock (2)	—	290,222	290,222	290,222	290,222	290,222
	Excise Tax Gross-up	—	—	—	—	—	626,117

(1)	Represents present value of benefits continuation assuming 1.63% discount rate.

(2)	Based on year-end common share price of $29.80.

Employment Agreements
     On February 28, 2007, we entered into employment agreements with each of our Named Executive Officers: David M. Brain, Gregory K. Silvers, Mark A. Peterson and Michael L. Hirons. The compensation committee of the Board of Trustees initiated this process to address its concerns that the existing employment agreements lacked consistency among executives. The new agreements replaced prior employment agreements between us and these executives.
     1. Each of the employment agreements has a three year term, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:
     2. An original annual base salary of $505,000 for Mr. Brain, $365,000 for Mr. Silvers, $275,000 for Mr. Peterson, and $175,000 for Mr. Hirons, subject to any increases awarded by the compensation committee. These amounts correspond to the 2007 base salaries approved for Messrs. Brain, Silvers, Peterson and Hirons by the compensation committee;
     3. An annual incentive bonus in an amount established by the compensation committee pursuant to our Annual Incentive Program;
4.	A long-term incentive award pursuant to our Long-Term Incentive Plan in an amount established by the compensation committee;
     Severance benefits triggered in the event of death, termination due to disability, termination by the Company without cause, or termination by the executive for good reason. The severance benefits consist of:
•	a payment following the triggering event of the sum of the executive’s base salary in effect on the date of termination, the value of the annual incentive bonus under the Annual Incentive Program for the most recently completed year, and the value of the most recent long-term incentive award made under our Long-Term Incentive Plan, multiplied by a severance multiple (which is three for Messrs. Brain, Silvers and Peterson and two for Mr. Hirons),

•	continuation of certain health plan benefits for a period of years equal to the severance multiple, and

•	vesting of all unvested equity awards.
     Good reason is defined in the employment agreements as a good faith determination by the employee within 30 days after the Company’s receipt of written notice that one of the following events constitutes good reason:
•	the assignment of duties materially and adversely inconsistent with the executive’s position under the agreement or a material reduction in the executive’s office, status, position, title or responsibilities not agreed to by the executive,

•	any material reduction in the executive’s base compensation or eligibility under the Annual Incentive Program, eligibility for long-term incentive awards under the Long-Term Incentive Plan, or eligibility under employee benefit plans which is not agreed to by the executive, or after the occurrence of a change in control, a diminution of the executive’s target opportunity under the Annual Incentive Program, the Long-Term Incentive Plan or any successor plan, or a failure to evaluate executive’s performance relative to the target opportunity based upon the same metrics as peer management at the surviving or acquiring company,
•	a material breach of the employment agreement by the Company, its successors or assigns, including any failure to pay executive on a timely basis any amounts to which he is entitled under the agreement, or

•	any requirement that the executive be based at an office outside of a 35-mile radius of the current offices of the Company.
     Under the employment agreements, a change of control is deemed to have occurred if:
•	incumbent trustees (defined as the trustees of the Company on the effective date of the agreement, plus trustees who are subsequently elected or nominated with the approval of two-thirds of the incumbent trustees then on the Board) cease for any reason to constitute a majority of the Board,

•	any person becomes the beneficial owner of 25% or more of our voting securities, other than an acquisition by an underwriter in an offering of shares by the Company, or a transaction in which 50% of the voting securities of the surviving corporation is represented by the holders of our voting securities prior to the transaction, no person is the beneficial owner of 25% of the surviving corporation, and at least a majority of the directors of the surviving corporation were incumbent trustees of the Company (a “non-qualifying transaction”), or upon the acquisition of shares directly from the Company in a transaction approved by a majority of the incumbent trustees,

•	the shareholders approve a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction,

•	the shareholders approve a complete plan of liquidation or dissolution of the Company, the acquisition of control of the Company by any person, or

•	any transaction or series of transactions resulting in the Company being “closely held” within the meaning of the REIT provisions of the Internal Revenue Code and with respect to which the Board has either waived or failed to enforce the “excess share” provisions of our amended and restated declaration of trust.
     Under the employment agreements, cause is defined as and is limited to an affirmative determination by the Board that any of the following has occurred:
•	the employee’s willful and continued failure or refusal to perform his duties with the Company (other than as a result of his disability or incapacity due to mental or physical illness) which is not remedied in the reasonable good faith determination of the Board within 30 days after such employee’s receipt of written notice from the Board specifying the nature of such failure or refusal, or

•	the willful engagement by the employee in misconduct which is materially and demonstrably injurious to the Company. Under the Employment Agreements, no act or failure to act shall be considered “willful” unless done or omitted in bad faith and without reasonable belief that the act or omission was in the best interests of the Company.
Compensation committee interlocks and insider participation
     The members of the Company’s compensation committee are Barrett Brady, Robert J. Druten, Morgan G. Earnest II and James A. Olson. No member of the compensation committee is or has been at any time an officer or employee of the Company or any of its subsidiaries. No member of the compensation committee had any contractual or other relationship with the Company during 2008. No executive officer of the Company serves or has served as a director or as a member of the compensation committee of any entity of which any member of the Company’s compensation committee or any independent trustee serves as an executive officer.
     As we have previously reported, Morgan G. Earnest II, who serves on our compensation committee, is Executive Vice President of Capmark Financial Group, Inc., whose Canadian affiliate, GMAC Commercial Mortgage of Canada, provided U.S. $97 million in mortgage financing in 2004 secured by our Canadian properties. The Canadian loan meets the conditions for institutions providing non-advisory financial services to the Company described in “Who are our independent trustees and how was that determined?”. Mr. Earnest received no direct or indirect compensation from any party in connection with the loan. The loan was approved by our independent trustees other than Mr. Earnest. The independent trustees other than Mr. Earnest have determined that the loan does not constitute a material relationship between Mr. Earnest and the Company and that Mr. Earnest is thus independent and qualified to serve as an independent trustee and a member of the audit, nominating/company governance and compensation committees.

EQUITY COMPENSATION PLAN INFORMATION
     The Equity Compensation Plan table provides information as of December 31, 2008 with respect to common shares that may be issued under our existing 2007 Equity Incentive Plan, which replaced our Share Incentive Plan during 2007.

	Number of securities to	Weighted average
	be issued upon exercise of	exercise price of	Number of securities
	outstanding options,	outstanding options,	remaining available for
Plan Category	warrants and rights	warrants and rights	future issuance
Equity compensation plans approved by security holders (1)	911,117	$34.07	721,216
Equity compensation plans not approved by security holders	—	—	—
Total	911,117	$34.07	721,216

(1)	All nonvested restricted common shares and options that were awarded prior to or concurrent with our 2007 annual meeting of shareholders were awarded under the Share Incentive Plan (which was replaced by the 2007 Equity Incentive Plan following the 2007 annual meeting of shareholders). The Share Incentive Plan did not, and the 2007 Equity Incentive Plan does not, separately quantify the number of options or number of nonvested restricted shares which may be awarded under such plan.

COMPENSATION COMMITTEE REPORT
     The compensation committee of the Board of Trustees has reviewed and discussed the information provided in “Compensation Discussion and Analysis” with management and, based on the review and discussions, the compensation committee recommended to the Board of Trustees that the “Compensation Discussion and Analysis” be included in this proxy statement.
By the compensation committee:
Barrett Brady
Robert J. Druten
Morgan G. Earnest II
James A. Olson
This compensation committee report and the “Compensation Discussion and Analysis” is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

AUDIT COMMITTEE REPORT
     In fulfilling its oversight responsibilities, the audit committee reviewed the Company’s 2008 audited financial statements with management and the independent registered public accounting firm. The committee discussed with the firm the matters required to be discussed in Statement of Auditing Standards No. 61, as amended, supplemented or superseded (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and the rules of the SEC and NYSE. This included a discussion of the firm’s judgments regarding the quality, not just the acceptability, of the Company’s accounting principles and the other matters required to be discussed with the committee under the rules of the NYSE and the PCAOB. In addition, the committee received from the firm the written disclosures and letter required from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communication with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence from management and the Company.
     The committee discussed with management and the firm the overall scope and plans for the audit of the financial statements. The committee meets periodically with management and the independent registered public accounting firm to discuss the results of their audits, the Company’s disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company’s financial reporting.
     The audit committee discussed with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the 2008 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2008 financial statements if different accounting policies had been applied.
     Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.
By the audit committee:
Barrett Brady
Morgan G. Earnest II
James A. Olson
This audit committee report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

TRANSACTIONS BETWEEN THE COMPANY AND
TRUSTEES, OFFICERS OR THEIR AFFILIATES
     Pursuant to their 2000 employment agreements, Messrs. Brain and Silvers are indebted to the Company in the principal amounts of $1,470,645 and $281,250, respectively, for the purchase of 80,000 and 20,000 common shares, respectively. Each loan is represented by a 10-year recourse note with principal and interest at 6.24% per annum payable at maturity. The employment agreements between us and Messrs. Brain and Silvers, entered into on February 28, 2007, expressly do not award or modify the loans in any way.
     The Company is currently engaged in a joint venture with Global Wine Partners (U.S.) LLC (“GWP”). This joint venture is directed through our VinREIT, LLC (“VinREIT”) subsidiary and is evidenced by the Operating Agreement of VinREIT, LLC pursuant to which GWP holds a 4% ownership interest. As consideration for its 4% ownership interest in VinREIT, GWP provides certain consulting services to VinREIT in connection with the acquisition, development, administration and marketing of vineyard properties and wineries, all of which will be directed through VinREIT or a subsidiary of VinREIT. Mr. Brain’s brother, Donald Brain, holds a 33.33% interest in GWP. During 2008, VinREIT distributed to GWP approximately $1,744,000 pursuant to the Operating Agreement. At the time, the Board was informed of Donald Brain’s acquisition of such interest, and affirmed VinREIT’s business relationship with GWP. There was no modification to the Operating Agreement of VinREIT, and future amendments or modifications to the Operating Agreement or relationship with GWP will require Board approval.
     For information regarding the independence of trustees, please see “Who are our independent trustees and how was that determined?” and “Compensation committee interlocks and insider participation.” Our Board utilizes standards described in such sections when evaluating transactions between the Company and its officers or their affiliates.

PROPOSAL 2:
AMENDMENTS TO OUR 2007 EQUITY INCENTIVE PLAN
     On April 13, 2009, our Board of Trustees adopted, subject to the approval of our shareholders, an amendment to the 2007 Equity Incentive Plan, as amended May 9, 2007 (the “Plan”) to increase the number of our common shares which may be issued under the Plan from 950,000 shares to 1,950,000 shares. In addition, our Board of Trustees adopted additional amendments to the Plan, which do not require the approval of our shareholders which would: (i) eliminate the existing provision that permits shares used to pay tax withholdings to be available for use under the Plan, (ii) limit the awards of restricted shares, restricted share units, bonus shares, performance shares, deferred shares and performance units settled in shares available for issuance after April 13, 2009 under the Plan to a maximum of 425,000 shares, (iii) amend the definition of “change of control” to provide that a “change of control” occurs if a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction, is consummated and (iv) provide that all Share Appreciation Rights must expire within ten years from the date of grant. All Trustees are eligible for awards under the Plan and thus the Trustees and the nominees for Trustee have a personal interest in the approval of this proposal.
     The Plan was originally approved by our shareholders at the May 9, 2007 annual meeting and replaced the 1997 Share Incentive Plan. Under the Plan, an aggregate of 950,000 of our common shares and options to purchase our common shares, subject to adjustment in the event of certain capital events, may be granted. Through December 31, 2008, share options exercised and restricted shares vested under the Plan have totaled 12,060 shares. At December 31, 2008, options to purchase 96,033 common shares and unvested restricted share awards totaling 132,751 common shares were outstanding, and 721,216 common shares remained available for grants of awards under the Plan. February 18, 2009, our Company granted awards under its Annual Incentive Program and Long-Term Incentive Plan consisting of options to purchase 357,297 common shares and 218,797 restricted shares. As a result of these grants, there currently remains only 145,122 shares available for grants of awards under the Plan. As of March 31, 2009, the weighted average exercise price of outstanding stock options was $29.59 and the weighted average remaining term was 6.3 years.
     Our Board of Trustees believes the amendment to increase the number of common shares issuable under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We believe that the Plan is an important component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential. We believe that increased ownership of our common shares by executives and key employees increases shareholder value by more closely aligning the interests of our executives and key employees with the interests of our shareholders, encouraging greater focus on our Company’s long-term growth and profitability and the performance of our Company’s common shares.
     The amendments also limit the awards of restricted shares, restricted share units, bonus shares, performance shares, deferred shares and performance units settled in shares that can be granted under the Plan after April 13, 2009 to a maximum of 425,000.
     The Board of Trustees also amended the Plan to eliminate the existing provisions which would permit shares used to pay tax withholdings to become available for use under the Plan. Those shares are not issued to market, because the Plan permits the holder of the shares to have the Company withhold from the shares otherwise issuable the required amounts of tax withholding owed by the holder, from becoming available for use under the Plan. Eliminating this provision provides greater transparency to the actual number of shares subject to the Plan.
     The amendments also modify the definition of “change of control.” Previously, a change of control was deemed to occur upon shareholder approval of a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction. The amendment modifies the definition to provide that a change of control will upon the consummation of such a transaction rather than upon shareholder approval of the transaction. The Plan also provides for other circumstances that may result in a change of control, those situations are described below in the “Summary of the Plan — Changes in Capital or Corporate Structure”.
SUMMARY OF THE PLAN
     The following summary of the Plan is qualified in its entirety by reference to the text of the Plan as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement. Shareholders are urged to read the Plan in its entirety.
Plan Purpose
     The purpose of the Plan is to encourage employees of our Company, its affiliates and subsidiaries, and non-employee trustees of our Company, to acquire a proprietary and vested interest in the growth and performance of our Company. The Plan also is designed to assist our Company in attracting and retaining employees and non-employee trustees by providing them with the opportunity to participate in the success and profitability of our Company. Equity-based awards also are intended to further align the interests of award recipients with the interests of our shareholders.
Eligible Participants
     The eligible participants in the Plan are all key employees of our Company, its affiliates and its subsidiaries whose judgment, initiative and efforts is important to the successful conduct of our business, including employees who are officers or members of our Board of Trustees, and members of our Board of Trustees who are not employees of our Company. Currently, there are 22 officers and employees of our Company, its affiliates and its subsidiaries. Since all members of our Board of Trustees are eligible for awards under the Plan, each member of our Board has a personal interest in the approval of the Plan.
Plan Administration
     The Plan may be administered by our Board of Trustees or a committee consisting of two or more trustees, as our Board may determine, referred to in this proxy statement as the “Committee.” The compensation committee of our Board of Trustees currently administers the Plan and serves as the Committee. All members of the Committee are “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, and “non-employee directors” as defined by the Securities and Exchange Commission rules under the Securities Act of 1934. The Committee has the sole discretion to administer and interpret the Plan and determine who will be granted awards under the Plan, the size and types of such awards and the terms and conditions of such awards.
Shares Subject to the Plan
     The Plan permits the issuance of up to 950,000 (which amount may be increased to 1,950,000 pursuant to the proposed amendment) of our common shares pursuant to awards granted under the Plan such as share options, restricted share awards, restricted share units and performance share awards, as well as awards such as share appreciation rights, and performance unit and performance share awards payable in the form of common shares or cash. Our common shares are currently publicly traded on the NYSE, and on March 30, 2009, the closing price was $15.10 per share.
     Share Options. A share option is the right to purchase common shares at a future date at a specified price per share which we refer to as the “option price.” An option may either be an incentive share option or a nonqualified share option. Incentive share options are taxed differently from nonqualified share options, and are subject to more restrictive terms. Incentive share options may only be granted to employees of our Company or a subsidiary. Both incentive share options and nonqualified share options may be granted under the Plan. The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of our common shares on the date of grant. Certain incentive share options granted to individuals owning more than 10% of our Company will be required to have a higher option price equal to at least 110% of the value of our common shares on the date of grant. Options granted under the Plan are exercisable at the times and on the terms established by the Committee. The maximum term of an option is ten years from the date of grant. The grant and the terms of incentive share options will be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash, by the tender of previously acquired common shares or the Committee may permit a net reduction in the number of shares issued upon exercise.
     Share Appreciation Rights. A share appreciation right or “SAR” is the right to receive payment of an amount equal to the excess of the fair market value of a share of common shares on the date of exercise of the share appreciation right over the grant price of the share appreciation right. When a Plan participant exercises a SAR, that participant will receive an amount equal to the value of the share appreciation for the number of SARs exercised, payable in cash, common shares or combination thereof, in the discretion of the Committee. The Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independently of any share option. A tandem SAR is a SAR that is granted in connection with a related share option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs. The grant price will be at least equal to the exercise price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of our common shares on the date of grant. The maximum term of a share appreciation right will ten years and may be determined by reference to the participant’s death, disability, voluntary resignation, cessation as a trustee, or termination of employment.
     Restricted Shares and Restricted Share Unit Grants. The Plan permits the grant of restricted shares or restricted share unit awards. Restricted shares and restricted share units may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on restricted shares or restricted share units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals. Unless the Committee determines otherwise, during the period of time in which the restricted shares or restricted share units are restricted, the participant to whom the shares have been granted will not have the right to vote the shares but will have the right to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee. The amendments to the Plan restrict the number of restricted shares, restricted share units, bonus shares, performance shares, deferred shares and performance units settled in shares available under the Plan, after April 13, 2009, to a maximum of 425,000 shares.

     Performance Unit and Performance Shares. The Plan permits the grant of performance units and performance share awards which are bonuses payable in cash, common shares or a combination thereof. Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the Committee are met. A performance unit will have a value based on such measurements or criteria as the Committee determines. A performance share will have a value equal to the fair market value of a share of our Company common shares. When an award of these are granted, the Committee will establish a performance period during which performance will be measured. At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the performance units/shares are met. If the holder of a performance unit/share ceases to be an employee after a performance period for any reason other than having been terminated for cause, such holder will be entitled to receive the full amount payable as soon as practicable after the award amount has been determined by the Committee. If the holder of a performance unit/share ceases to be an employee before the end of a performance period by reason of death or disability, such holder will be eligible to receive the amount of any award prorated to reflect the shortened performance period. If the holder of a performance unit/share is terminated for cause at any time before or after the end of a performance period, but before an award has been paid, such holder’s participation in the Plan will cease, and any performance units/shares and right to receive payment for any awards will be canceled.
Transfer Restrictions
     Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Committee may permit awards to be transferred to certain persons or entities, including members of the recipient’s immediate family and charitable institutions.
Changes in Capital or Corporate Structure
     If, without the receipt of consideration by our Company, there is any change in the number or kind of our common shares outstanding by reason of a share dividend or any other distribution upon the shares payable in shares, or through a share split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of our common shares available for grants, the maximum number of our common shares that any individual participating in the Plan may be granted in any year, and the number of shares covered by outstanding grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued our common shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be eliminated. Adjustments determined by the Committee are final, binding and conclusive.
     If our Company undergoes a “change of control,” each option, share of restricted shares and other grant held by a non-employee trustee will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control. Under the Plan, a “change of control” is deemed to have occurred if:
•	incumbent trustees (defined as the trustees of the Company on the effective date of the Plan, plus trustees who are subsequently elected or nominated with the approval of two- thirds of the incumbent trustees then on the Board) cease for any reason to constitute a majority of the Board,

•	any person becomes the beneficial owner of 25% or more of our voting securities, other than an acquisition by an underwriter in an offering of shares by the Company, or a transaction in which 50% of the voting securities of the surviving corporation is represented by the holders of our voting securities prior to the transaction, no person is the beneficial owner of 25% of the surviving corporation, and at least a majority of the directors of the surviving corporation were incumbent trustees of the Company (a “non-qualifying transaction”), or the acquisition of shares directly from the Company in a transaction approved by a majority of the incumbent trustees,

•	a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction, is consummated,

•	the shareholders approve a complete plan of liquidation or dissolution of the Company,

•	the acquisition of control of the Company by any person, or

•	any transaction or series of transactions resulting in the Company being “closely held” within the meaning of the REIT provisions of the Internal Revenue Code and with respect to which the Board has either waived or failed to enforce the “excess share” provisions of our amended and restated declaration of trust.
Employee Retirement Income Security Act of 1974
     The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.
Amendment, Modification and Termination
     Except as specifically provided for in the Plan, the Committee or our Board of Trustees may amend or terminate the Plan at any time without obtaining the approval of our shareholders, unless shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements or to comply with the requirements for listing on any exchange where our Company’s shares are listed. The Plan will expire on April 2, 2017 unless the Plan is extended with the approval of the shareholders and our Board of Trustees. Our Company reserves the right to amend, change or terminate the Plan, in whole or in part, as permitted under the Plan, at any time for any reason.
Federal Income Tax Consequences
     The grant of an option or SAR will create no tax consequences for an award recipient or our Company. In general, the award recipient will have no taxable income upon exercising an incentive share option if the applicable holding period is satisfied (except that the alternative minimum tax may apply), and our Company will receive no income tax deduction when an incentive share option is exercised. Upon exercising a nonqualified option or a SAR, the award recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of common shares on the date of the exercise; our Company will be entitled to an income tax deduction for the same amount, subject to the possible applicability of the compensation deductibility limit of Section 162(m) of the Internal Revenue Code. Generally, there will be no tax consequence to our Company in connection with a disposition of shares acquired by an award recipient upon exercise of an option, except that our Company may be entitled to a tax deduction in the case of a disposition of shares acquired by exercise of an incentive share option before the applicable holding periods have been satisfied.

          With respect to other awards made under the Plan that are settled either in cash or in shares or other property that is either transferable or not subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and our Company will be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and our Company will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits our Company’s deduction for compensation paid to certain executive officers to $1 million per year unless such compensation is “performance-based.”
     The following persons and groups have received grants of stock options to purchase the following number of shares under the 2007 Equity Incentive Plan since its inception through December 31, 2008: (a) the Named Executive Officers, David M. Brain — options to purchase 30,706 shares, Mark A. Peterson— options to purchase 9,482 shares, Gregory K. Silvers — options to purchase 23,092 shares, and Michael L. Hirons— options to purchase 822 shares, (b) all current executive officers as a group (4 persons) — options to purchase 64,102 shares, (c) all current Trustees who are not executive officers as a group (4 persons) — options to purchase 20,000 shares, (d) the nominees for Trustee, Jack A. Newman, Jr. — options to purchase 0 shares and James A. Olson— options to purchase 5,000 shares, (e) any associates of the Trustees, Named Executive Officers or Nominees options to purchase 0 shares, (f) any other persons who received or is to receive 5% or more of such options, warrants or rights- options to purchase 0 shares, and (g) all employees, including all current officers who are not executive officers, as a group — options to purchase 11,931 shares. The amounts shown include shares subject to options that may have been forfeited in whole or in part.
     A table containing our Equity Compensation Plan Information can be found on page 33.
     THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO THE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE PLAN OR THE SALE OF COMMON SHARES ACQUIRED UPON SUCH EXERCISE. EACH AWARD RECIPIENT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The audit committee has engaged the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2009 and our internal control over financial reporting as of December 31, 2009. KPMG audited our financial statements for the years ended December 31, 2008, 2007, 2006 and 2005 and audited internal control over financial reporting as of December 31, 2008, 2007, 2006 and 2005.
     Representatives of KPMG are expected to be present at the annual meeting and will be available to make a statement and respond to appropriate questions about their services. Neither the Trustees, nor the nominees for Trustee have a personal interest in the approval of this proposal.
Audit Fees
     KPMG billed the Company an aggregate of $477,500 for professional services rendered in the audit of our financial statements for the year ended December 31, 2008, the audit of certain of our subsidiaries and joint ventures, the audit of internal control over financial reporting as of December 31, 2008, the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2008, the review of other filings we made with the SEC during 2008, and the provision of comfort letters and performance of related procedures in connection with the public offerings of our common shares and Series E preferred shares in 2008.
     KPMG billed the Company an aggregate of $353,800 for professional services rendered in the audit of our financial statements for the year ended December 31, 2007, the audit of certain of our subsidiaries and joint ventures, the audit of internal control over financial reporting as of December 31, 2007, the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2007, the review of other filings we made with the SEC during 2007, and the provision of comfort letters and performance of related procedures in connection with the public offering of our common shares and Series D preferred shares in 2007.
Audit-Related Fees
     In 2008, KPMG billed the Company $60,131 for audit related fees. KPMG did not bill the Company for any audit-related services in 2007.
Tax Fees
     KPMG billed the Company an aggregate of $340,630 in 2008 and $192,942 in 2007 for professional services rendered in the areas of tax return preparation and compliance, tax consulting and advice and tax planning, including REIT tax compliance, and U.S. and Canadian tax compliance. Of the $340,630 and $192,942 in tax fees billed for 2008 and 2007, respectively, a total of $201,170 and $148,892, respectively, was for tax return preparation and compliance, and $42,799 and $44,050, respectively, was for tax consulting and advice and tax planning and in 2008, $96,661 was for the preparation of a cost segregation study.
All Other Fees
     KPMG did not bill the Company for any other fees 2008 and 2007.

Pre-Approval Policies
     The audit committee has adopted policies which require that the provision of services by the independent registered public accounting firm, and the fees therefor, be pre-approved by the audit committee. The policies are more particularly described in the section of this proxy statement titled “Company Governance – Audit Committee”. The services provided by KPMG in 2008 and 2007 were pre-approved by the audit committee in accordance with those policies.
     The audit committee considered whether KPMG’s provision of tax services in 2008 and 2007 was compatible with maintaining its independence from management and the Company, and determined that the provision of those services was compatible with its independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our trustees, executive officers and holders of more than 10% of a registered class of our equity securities and certain other persons, to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our equity securities.
     To our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our trustees, executive officers and greater than 10% beneficial owners were complied with in a timely manner, except for the following: Robert Druten did not timely report his disposition of 6,418 shares.

SHARE OWNERSHIP
Who are the largest owners of our common shares?
     Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

Name and address of	Amount and nature of		Percent of shares
beneficial owner	beneficial ownership		outstanding
Barclays Global Investors, N.A.	2,951,255	(1)	8.98%
45 Fremond Street, 17th Floor
San Francisco, CA 94105

The Vanguard Group, Inc.	2,853,373	(2)	8.68%
100 Vanguard Blvd.
Malvern, PA 19355

(1)	Based solely on disclosures made by Barclays Global Investors, N.A. in a report on Schedule 13G filed with the Securities and Exchange Commission.

(2)	Based solely on disclosures made by The Vanguard Group, Inc., filing as an investment adviser, in a report on Schedule 13G filed with the Securities and Exchange Commission.
How many shares do our trustees and executive officers own?
     The following table shows as of March 6, 2009, the number of our common shares beneficially owned by each of our trustees, the nominees for trustee and our executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.

	Amount and nature of	Percent of shares
Name of beneficial owners	beneficial ownership(1)	outstanding(1)
David M. Brain	974,087	2.8%
Robert J. Druten	36,332	*
James A. Olson	19,247	*
Morgan G. Earnest II	39,580	*
Barrett Brady	19,466	*
Gregory K. Silvers	210,434	*
Mark A. Peterson	71,620	*
Michael L. Hirons	34,449	*
Jack A. Newman, Jr. (2)	0	0
All trustees and executive officers as	1,405,215	4.0%
a group (8 persons)

*	Less than 1 percent.

(1)	Includes the following common shares which the named individuals have the right to acquire within 60 days under existing options: David M. Brain (543,421), Gregory K. Silvers (22,614), Mark A. Peterson (6,614), Michael L. Hirons (4,233), Robert J. Druten (33,332), James A. Olson (5,000), Morgan G. Earnest II (33,333), and Barrett Brady (10,000).

(2)	Nominee.

     The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes common shares underlying options that are exercisable within 60 days after March 15, 2009. This means all common shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them.

SHAREHOLDER PROPOSALS, TRUSTEE NOMINATIONS AND RELATED BYLAW
PROVISIONS
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?
     You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the Secretary must receive the written proposal at our principal executive offices no later than December 18, 2009. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Secretary
Entertainment Properties Trust
30 W. Pershing Road, Suite 201
Kansas City, Missouri 64108
     For a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the shareholder must provide the information required by the Company’s Bylaws and give timely notice to the Secretary in accordance with the Company’s Bylaws, which, in general, require that the notice be received by the Secretary:
•	not earlier than the close of business on February 12, 2010; and

•	not later than the close of business on March 14, 2010.
     If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company’s annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
How may I recommend or nominate individuals to serve as trustees?
     You may propose trustee candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at the address of our principal executive offices set forth above.
     In addition, the Company’s Bylaws permit shareholders to nominate trustees for election at an annual shareholder meeting. To nominate a trustee, the shareholder must deliver the information required by the Company’s Bylaws.
What is the deadline to propose or nominate individuals to serve as trustees?
     A shareholder may send a proposed trustee’s candidate’s name and information to the Board at anytime. Generally, such proposed candidates are considered at the Board meeting prior to the annual meeting.
     To nominate an individual for election at an annual shareholder meeting, the shareholder must give timely notice to the Secretary in accordance with the Company’s Bylaws, which, in general, require that the notice be received by the Secretary between the close of business on February 12, 2010 and the close of business on March 14, 2010, unless the date of the shareholder meeting is moved more than

30 days before or 60 days after the anniversary of the Company’s annual meeting for the prior year, then notice of a shareholder nomination must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
How may I obtain a copy of the Company’s Bylaw provisions regarding shareholder proposals and trustee nominations?
     You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating Trustee candidates. The Company’s Bylaws also are available on the Company’s website at www.eprkc.com. Shareholders should note that the procedures and information required from shareholders who wish to submit proposals or nominations not intended to be included in the Company’s proxy statement under Rule 14a-8 have changed effective December 5, 2008, with the adoption of the Company’s Amended and Restated Bylaws.
Must the Board of Trustees approve my proposal?
     Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.
OTHER MATTERS
     As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees, or the judgment of the proxy holders if no recommendation is made.

MISCELLANEOUS
Proxy Solicitation
     The enclosed proxy is being solicited by the Board of Trustees. We will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of our transfer agent, will be paid by us.
Annual Report
     Our annual report to shareholders, containing financial statements for the year ended December 31, 2008, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the annual report as additional proxy solicitation material.
     We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of our annual report on Form 10-K, including the financial statements and financial statement schedules, filed with the Securities and Exchange Commission for the year ended December 31, 2008.
Shareholder Proposals for the 2010 Annual Meeting
     Shareholder proposals intended for inclusion in the proxy statement for the 2010 annual meeting must be received by the Company’s Secretary at 30 W. Pershing Road, Suite 201, Kansas City, Missouri 64108, within the time limits described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions.” Shareholder proposals and nominations must also comply with the proxy solicitation rules of the Securities and Exchange Commission.

By the order of the Board of Trustees

Gregory K. Silvers
Vice President, Chief Operating Officer, General Counsel and Secretary
April 17, 2009

APPENDIX A
ENTERTAINMENT PROPERTIES TRUST
2007 EQUITY INCENTIVE PLAN
AS AMENDED AND RESTATED

i

Table of Contents
(continued)

ii

Table of Contents
(continued)

Page
SECTION 17 NONEXCLUSIVITY OF THE PLAN	26
17.1 Nonexclusivity of the Plan	26

SECTION 18 REQUIREMENTS OF LAW	26
18.1 Requirements of Law	26
18.2 Code Section 409A	26
18.3 Rule 16b-3	27
18.4 Governing Law	27

iii

ENTERTAINMENT PROPERTIES TRUST
2007 EQUITY INCENTIVE PLAN
SECTION 1
INTRODUCTION
1.1	Establishment. Entertainment Properties Trust, a Maryland real estate investment trust (the “Company”), hereby establishes the Entertainment Properties Trust 2007 Equity Incentive Plan (the “Plan”) for certain employees, non-employee trustees and consultants of the Company.

1.2	Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries, and non-employee trustees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees, non-employee trustees and consultants by providing them with the opportunity to participate in the success and profitability of the Company.

1.3	Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the shareholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.

1.4	Plan Subject to Shareholder Approval. Although the Plan is effective on the Effective Date, the Plan’s continued existence is subject to the Plan being approved by the Company’s shareholders within 12 months of the Effective Date. Any Awards granted under the Plan after the Effective Date but before the approval of the Plan by the Company’s shareholders will become null and void if the Company’s shareholders do not approve this Plan within such 12-month period.
SECTION 2
DEFINITIONS
2.1	Definitions. The following terms shall have the meanings set forth below.
     “1933 Act” means the Securities Act of 1933.
     “1934 Act” means the Securities Exchange Act of 1934.
     “Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

1

     “Award” means a grant made under this Plan in any form, which may include but is not limited to, Share Options, Restricted Shares, Restricted Shares Units, Bonus Shares, Deferred Shares, Performance Shares, Share Appreciation Rights and Performance Units.
     “Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Award.
     “Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.
     “Board” means the Board of Trustees of the Company.
     “Bonus Shares” means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.
     “Cause” means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant’s employment agreement (in which case such definition will apply) any of the following:
(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)	Any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant’s habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant’s willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;
provided, however, that for purposes of clauses (ii), (iii) and (iv), “Cause” shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from his affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.

2

     “Change in Control” means the first to occur of the following events:
(i)	Incumbent Trustees cease for any reason to constitute at least a majority of the Board.

(ii)	Any “person” (as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d)(3) and 14(d)(2) of the 1934 Act) or “group” (within the contemplation of Section 13(d)(3) of the 1934 Act and Rule 13d-5 thereunder) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act) or controls the voting power, directly or indirectly, of shares of the Company representing 25% or more of the Company Voting Securities, other than (1) an acquisition of Company Voting Securities by an underwriter pursuant to an offering of shares by the Company, (2) a Non-Qualifying Transaction, or (3) an acquisition of Company Voting Securities directly from the Company which is approved by a majority of the Incumbent Trustees.

(iii)	A Business Combination, other than a Non-Qualifying Transaction, is consummated.

(iv)	The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

(v)	The acquisition of direct or indirect Control of the Company by any “person” or “group.”

(vi)	Any transaction or series of transactions which results in the Company being “closely held” within the meaning of the REIT provisions of the Code, after any applicable grace period, and with respect to which the Board has either waived or failed to enforce the “Excess Share” provisions of the Company’s Amended and Restated Declaration of Trust.
     For purposes of this Change in Control definition:
A.	“Company Voting Securities” shall mean the outstanding shares of the Company eligible to vote in the election of trustees of the Company.

B.	“Company 25% Shareholder” shall mean any “person” or “group” which beneficially owns or has voting control of 25% or more of the Company Voting Securities.

C.	“Business Combination” shall mean a merger, consolidation, acquisition, sale of all or substantially all of the Company’s assets or properties, statutory share exchange or similar transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, whether for the transaction itself or the issuance or exchange of securities in the transaction.

D.	“Incumbent Trustees” shall mean (1) the trustees of the Company as of the Effective Date or (2) any trustee elected subsequent to the Effective Date whose

3

election or nomination was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by specific vote or approval of a proxy statement of the Company in which such person is named as a nominee for trustee).
E.	“Parent Corporation” shall mean the ultimate parent entity that directly or indirectly has beneficial ownership or voting control of a majority of the outstanding voting securities eligible to elect directors of a Surviving Corporation.

F.	“Surviving Corporation” shall mean the entity resulting from a Business Combination.

G.	“Non-Qualifying Transaction” shall mean a Business Combination in which all of the following criteria are met: (1) more than 50% of the total voting power of the Surviving Corporation or, if applicable, the Parent Corporation, is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, is represented by shares into which the Company Voting Securities were converted pursuant to the Business Combination and held in substantially the same proportion as the Company Voting Securities were held immediately prior to the Business Combination), (2) no “person” or “group” (other than a Company 25% Shareholder or any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) would become the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and no Company 25% Shareholder would increase its percentage of such total voting power as a result of the transaction, and (3) at least a majority of the members of the board of directors or similar governing body of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Trustees at the time of the Board’s approval of the Business Combination.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any “person” or “group” acquires beneficial ownership or voting control of more than 25% of the Company Voting Securities as a result of any acquisition of Company Voting Securities by the Company, but if after that acquisition by the Company the “person” or “group” becomes the beneficial owner or obtains voting control of any additional Company Voting Securities, a Change in Control shall be deemed to occur unless otherwise exempted as set forth above.
     “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.
     “Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall

4

be the Compensation Committee of the Board which is delegated all of the Board’s authority under this Plan as contemplated by clause (ii) above.
     “Company” means Entertainment Properties Trust, a Maryland real estate investment trust, and any successor thereto.
     “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
     “Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code.
     “Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan.
     “Deferred Shares” means Shares that are awarded to a Participant on a deferred basis pursuant to Section 9.4.
     “Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Share Option and the period of time following a separation from service in which a Holder may exercise such Incentive Share Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).
     “Effective Date” means April 2, 2007.
     “Eligible Employees” means all Employees (including officers and trustees who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company’s business.
     “Employee” means a common law employee of the Company or an Affiliate.
     “Executive Officer” means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

5

     “Fair Market Value” means, as of any date, the value of a Share determined in good faith, from time to time, by the Committee in its sole discretion, and for this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Share from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Share shall be based upon the closing price on the trading day of the applicable date as reported in The Wall Street Journal and consistently applied. If the securities exchange is closed on the applicable date, the closing price on the next day the securities exchange is open will be the Fair Market Value.
     “Freestanding SAR” means any SAR that is granted independently of any Option.
     “Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has been transferred to such person under the laws of descent and distribution, or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above cases (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated. “Incentive Share Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.
     “Nonqualified Share Option” means any Option to purchase Shares that is not an Incentive Share Option.
     “Option” means a right to purchase Shares at a stated price for a specified period of time. Such definition includes both Nonqualified Share Options and Incentive Share Options.
     “Option Agreement” or “Option Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Option.
     “Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).
     “Optionee” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.
     “Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.
     “Performance Award” means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.
     “Performance Period” means the period of time as specified by the Committee during which any performance goals are to be measured.

6

     “Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.
     “Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance goals during a Performance Period.
     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.
     “Plan” means the Entertainment Properties Trust 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.
     “Restricted Shares” means Shares granted under Section 8 that are subject those restrictions set forth therein and the Award Agreement.
     “Restricted Shares Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or, at the Committee’s discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.
     “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act.
     “SAR” or “Share Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.
     “SAR Holder” shall have the meaning as set forth in Section 7.2.
     “Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.
     “Service Provider” means an Eligible Employee, a non-employee trustee of the Company or consultant of the Company.
     “Shares” means the shares of beneficial interest in the Company.
     “Subsidiary” means (i) in the case of an Incentive Share Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.
     “Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

7

          “Vested Option” means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.
2.2	General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.
SECTION 3
PLAN ADMINISTRATION
3.1	Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more trustees of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more trustees of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2	Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

8

(f)	determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)	modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.3	Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4	Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any shareholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as trustees, be fully protected by the Company with respect to any such action, determination or interpretation.
SECTION 4
SHARES SUBJECT TO THE PLAN
4.1	Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of One Million Nine Hundred and Fifty Thousand (1,950,000) Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall

9

determine. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Shares, or as treasury Shares, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2	Unused and Forfeited Shares. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, or any Shares that are not used because the Award is settled in cash, shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised, and any Shares retained by the Company pursuant to Section 16.2 will still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached.

4.3	Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a share dividend or any other distribution upon such Shares payable in Shares, or through a share split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, (ii) the exercise or purchase price of each outstanding Award, and (iii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner, as if the Shares underlying the Award had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

4.4	General Adjustment Rules.
(a)	If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)	In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Share Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules

10

set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.
SECTION 5
PARTICIPATION
5.1	Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2	Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Share Options be granted to (i) non-employee trustees, or (ii) any person not permitted to receive Incentive Share Options under the Code.

5.3	Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4	Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5	Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed Seven Hundred Fifty Thousand (750,000) Shares (subject to adjustment pursuant to Sections 4.3 and 4.4). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

11

5.6	Additional Limits. After April 13, 2009, awards of restricted shares, restricted share units, bonus shares, performance shares, deferred shares and performance units settled in shares available for issuance under the Plan will be capped at 425,000 shares.
SECTION 6
SHARE OPTIONS
6.1	Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Share Option or a Nonqualified Share Option. The Committee may grant both an Incentive Share Option and a Nonqualified Share Option to the same Participant at the same time or at different times. Incentive Share Options and Nonqualified Share Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2	Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Optionee”), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.
(a)	Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Share Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Share Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Share Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Share Option.

(b)	Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Share on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Share Option granted to an Eligible Employee who then owns Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or any parent or Subsidiary corporation of the

12

Company must be at least 110% of the Fair Market Value of the Share subject to the Incentive Share Option on the Option’s Grant Date.

(c)	Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Share Option granted to an Eligible Employee who then owns Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)	Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, retirement, cessation as a trustee, or the Company having terminated such Optionee’s employment with or without Cause. A termination of service shall not occur if the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, as long as the Employee’s right to reemployment with the Company or an Affiliate is provided either by statute or by contract. A Participant’s cessation as an Employee but continuation as a trustee of the Company will not constitute a termination of service under the Plan. Unless an Option Agreement provides otherwise, a Participant’s change in status between serving as an employee and/or trustee will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

(e)	Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.
(i)	Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price.

13

Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Shares shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:
A.	Cash or certified bank check;

B.	By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Shares purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Shares used as payment of the Option Exercise Price;

In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;

C.	For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

D.	To the extent the Option Award Agreement so provides, payment of the Option Exercise Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules or any combination of the consideration provided in the foregoing subsections (A), (B), and (C).

14

(iii)	The Company may not guarantee a third-party loan obtained by a Holder to pay any portion of the entire Option Exercise Price of the Shares.
(g)	Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.
(A)	Nonqualified Share Options. Upon any exercise of a Nonqualified Share Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued under the Option, as provided in Section 16 hereof.

(B)	Incentive Share Options. In the event that an Optionee makes a disposition (as defined in Code section 424(c)) of any Shares acquired pursuant to the exercise of an Incentive Share Option prior to the later of (i) the expiration of two years from the date on which the Incentive Share Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.
(i)	Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 4, 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Committee may not, however, adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

15

(j)	No Option Repricing Without Shareholder Approval. In no event may the Committee grant Options in replacement of Options previously granted under this Plan or any other compensation plan of the Company, or may the Committee amend outstanding Options (including amendments to adjust an Option price) unless such replacement or adjustment (i) is subject to and approved by the Company’s shareholders or (ii) would not be deemed to be a repricing under the rules of the New York Stock Exchange.
6.3	Shareholder Privileges. No Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Shares, except as provided in Section 4.
SECTION 7
SHARE APPRECIATION RIGHTS
7.1	Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.
(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)	Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.
7.2	SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3	Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Share Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Share Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying

16

Incentive Share Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Share Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Share Option exceeds the per share Option Price per Share of the Incentive Share Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5	Expiration of SARs. Each SAR Award Agreement shall state the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, cessation as a trustee, or the Company having terminated such SAR Holder’s employment with or without Cause. All Tandem SARs and Freestanding SARs must expire, in all cases, not more than ten years from the date of grant. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6	Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.
SECTION 8
AWARDS OF RESTRICTED SHARE AND RESTRICTED SHARE UNITS
8.1	Restricted Share Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Service Provider in such amounts as the Committee shall determine.

8.2	Restricted Share Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Share Units in connection with or separate from a grant of Restricted Shares. Upon the vesting of Restricted Share

17

Units, the Holder shall be entitled to receive the full value of the Restricted Share Units payable in either Shares or cash.

8.3	Restrictions. A Holder’s right to retain Restricted Shares or be paid with respect to Restricted Share Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Shares or Restricted Share Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Share Award. Any grant of Restricted Shares or Restricted Share Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4	Privileges of a Shareholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Restricted Shares. The Committee may provide that any dividends paid on Restricted Shares prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Restricted Shares. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Restricted Shares held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Shares shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Shares Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Shares Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Shares Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:
(a)	Holding the Restricted Shares in book entry form in the name of the Participant until the applicable Vesting Date(s), at which time such Shares will be delivered to the Participant;

(b)	Registering the Restricted Shares in the name of the Participant and having the Participant deposit such Restricted Shares, together with a share power endorsed in blank, with the Company;

(c)	Placing a legend on the Share certificates, as applicable, referring to restrictions;

18

(d)	Requiring that the Share certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Restricted Shares on behalf of the Holder while the restrictions remain in effect; or

(e)	Inserting a provision into the Restricted Shares Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.
8.6	Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Shares Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Shares Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.
SECTION 9
PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES AND
DEFERRED SHARES
9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2	Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or some combination.

9.3	Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4	Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be

19

eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.
SECTION 10
PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS
10.1	Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, “extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an Employee or non-employee trustee).

10.2	Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:
(a)	Earnings (either in the aggregate or on a per-Share basis);

(b)	Growth or rate of growth in funds from operations (either in the aggregate or on a per-Share basis);

(c)	Growth or rate of growth in earnings (either in the aggregate or on a per- Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

(e)	Cash available for distribution per share;

(f)	Cash flow provided by operations, either in the aggregate or on a per-Share basis;

20

(g)	Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);

(h)	Free cash flow (either in the aggregate or on a per-Share basis);

(i)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(j)	Operating cost management and employee productivity;

(k)	Return measures (including on assets, equity or invested capital, whether at the shareholder level , a subsidiary level or an operating unit or division level);

(l)	Growth or rate of growth in return measures (including return on assets, equity or invested capital);

(m)	Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(n)	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets, and goals relating to acquisitions or divestitures;

(o)	EBITDA measures; and/or

(p)	Achievement of business or operational goals such as market share and/or business development;
provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company’s shareholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code section 162(m).

10.3	Adjustments. Notwithstanding any provision of the Plan other than Section 4.3 or Section 11, with respect to any Award that is subject to this Section 10, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

21

10.4	Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Code section 162(m)(4)(B).

10.5	Section 162(m) Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.
SECTION 11
REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION
11.1	Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event of a Change in Control all Awards then outstanding shall become fully exercisable, fully vested or fully payable, as the case may be, and all restrictions (other than restrictions imposed by law) and conditions on all Awards then outstanding shall be deemed satisfied as of the date of the Change in Control.

11.2	In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:
(a)	Without reducing the economic value of outstanding Awards, modify the terms and conditions for the exercise of, or settlement of, outstanding Awards granted hereunder;

(b)	Provide for the purchase by the Company of any Award, upon the Participant’s request, for, with respect to an Option or SAR, an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable, or, in the case of Restricted Shares or Restricted Share Units, the Fair Market Value of such Shares or Units;

(c)	Provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options or SARs will expire;

(d)	Make such adjustment to any Award that is outstanding as the Committee or Board deems appropriate to reflect such Change in Control or corporate event; or

(e)	Cause any Award then outstanding to be assumed, or new rights of equivalent economic value substituted therefore, by the acquiring or surviving corporation.

22

Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.
SECTION 12
RIGHTS OF EMPLOYEES; PARTICIPANTS
12.1	Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

12.2	Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3	Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of

23

the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Share Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.
SECTION 13
GENERAL RESTRICTIONS
13.1	Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Shares under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Shares.

13.2	Compliance with Securities Laws.
(a)	Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)	Each Holder who is a trustee or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Shares.
13.3	Share Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

24

SECTION 14
OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION
15.1	Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

15.2	Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3	Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder’s employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.
SECTION 16
WITHHOLDING
16.1	Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2	Withholding with Shares. The Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount

25

required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:
(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)	If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Shares to satisfy such tax withholding obligation.
SECTION 17
NONEXCLUSIVITY OF THE PLAN
17.1	Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees or non- employee trustees generally, or to any class or group of employees or non-employee trustees, which the Company now has lawfully put into effect, including any retirement, pension, savings and share purchase plan, insurance, death and disability benefits and executive short-term incentive plans.
SECTION 18
REQUIREMENTS OF LAW
18.1	Requirements of Law. The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2	Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Section 409A of the Code, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this

26

Plan that would cause an Award to fail to satisfy Section 409A of the Code or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

18.3	Rule 16b-3. Each transactions under the Plan is intended to comply with all applicable conditions of Rule 16b-3 to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4	Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Maryland without giving effect to the principles of the conflict of laws to the contrary.
SUBJECT TO THE SHAREHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS ENTERTAINMENT PROPERTIES TRUST 2007 EQUITY INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF TRUSTEES OF ENTERTAINMENT PROPERTIES TRUST THIS 13TH DAY OF APRIL, 2009.
THE PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE EFFECTIVE DATE OF THE PLAN SHALL BE SUCH DATE OF SHAREHOLDER APPROVAL.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ David M. Brain
David M. Brain, President and Chief Executive Officer

27

NNNNNNNNNNNNNNN C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext	000004 NNNNNNNNN MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Trustees unanimously recommends a vote FOR proposals 1, 2 and 3.

1.	Election of Trustees:	For	Withhold		For	Withhold	+

	01 - Jack A. Newman, Jr.	☐	☐	02 - James A. Olson	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Proposal to approve an amendment to the Company’s 2007 Equity Incentive Plan to increase the number of authorized shares of common shares of beneficial interest, $0.01 par value per share, issuable under the plan, from 950,000 shares to 1,950,000 shares.	☐	☐	☐	3.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2009.	☐	☐	☐

4.	To act upon any other matters that may properly come before the meeting.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 2 0 9 9 6 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 01137C

<STOCK#>          01137C

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
Entertainment Properties Trust’s proxy statement is available at www.envisionreports.com/EPR and the annual report is available at www.envisionreports.com/EPR.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — ENTERTAINMENT PROPERTIES TRUST

This proxy is solicited on behalf of the Board of Trustees for the
Annual Meeting of Shareholders on Wednesday, May 13, 2009.
As a shareholder of Entertainment Properties Trust (the “Company”), I appoint Mark A. Peterson and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Centre 20 Theatre, 11701 Nall, Leawood, Kansas 66211, on Wednesday, May 13, 2009 at ten o’clock a.m. (local time), and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated on the reverse side.
This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no choice is indicated on the proxy, the persons named as proxies intend to vote FOR all proposals.
PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE